UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio  45247
(Address of principal executive offices)   (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio  45247
(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2009

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170
www.johnsoninv.com

JOHNSON MUTUAL FUNDS
December 31, 2009

JOHNSON MUTUAL FUNDS
December 31, 2009

February 15, 2010

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds Trust (the “Funds”) 2009 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2009*

It was an interesting year for stock investors, but fortunately, by the end of the ride, investors could breathe a collective sigh of relief. Following one of the worst calendar years ever for stocks in 2008, the pain continued early in 2009. Finally, almost when the outlook seemed the bleakest, the market turned, and patient investors were rewarded. The ensuing rally, while still leaving stocks far short of the highs in 2007, was one of the most powerful since the 1930s, rising about 60% from the lows in March. The S&P 500 Index ended the year up 26.5%. International stocks bounced back even more, rising 32.5%.

The stock market rally was caused by many factors. Investors’ concerns led to an oversold market with compelling valuations. As we started to see some recovery in the economy, sentiment changed quickly, and investors poured money into stocks perceived as too cheap. The financial system, which was under severe pressure in the beginning of the year, showed signs of healing. Corporate earnings also improved as leaner companies benefited from signs of recovery. Behind it all, though, was significant government intervention. The Federal Reserve has pumped substantial liquidity into the markets, for example, and Congress passed an unprecedented stimulus bill to help jumpstart the economy.

The bond market continued to plow forward, led by corporate bonds, returning 5.9%. Looking forward in the bond markets, with interest rates currently at historically low levels, the return prospects near-term are modest. However, we are emphasizing quality corporate bonds, which can still provide relatively attractive yields.

We are not expecting the pace of the 2009 stock market recovery to continue. Valuations at this point are slightly higher-than-average, suggesting less upside. The economy needs to demonstrate that it can move forward without continued government support. While the road ahead will be choppy because of this, we believe that stocks can still rise. Once the economy stabilizes, we should see solid earnings growth. Many higher quality companies have not fully participated in the market rally, which makes them attractive.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

*	The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2009

This past year, the Johnson Equity Income Fund appreciated 21.66%. The Fund trailed the Standard & Poor’s 500 Index return of 26.47%.

Only three out of ten sectors in the S&P 500 Index outperformed the overall index for the year, those being Information Technology, Materials, and Consumer Discretion. The benefits that accrued from our decisions to overweight both the Materials and Energy sector, which contributed nearly half of the absolute return of the Fund, were more than offset by our customary strategy to be underweight the Information Technology sector and our decision to underweight the areas of the economy at the heart of the economic and financial crisis, namely the Finance and Consumer Discretion sectors. Despite the significant Technology sector underweight the sector contributed over 4.60% to the absolute return of the Fund — the third largest contribution by sector. The Financial sector detracted roughly 1.60% from absolute performance of the fund due to inopportune sales of AFLAC and Prudential Financial in the first half of the year.

Excluding management fees, sector allocation accounted for all of the Fund’s underperformance and then some, as stock selection was a slightly positive contributor overall. For perspective, over three-quarters of the Fund’s average sector weight over the course of the year was allocated in sectors that underperformed the S&P 500 Index. The top five detractors from performance were AFLAC, Prudential Financial, ConocoPhillips, Kimberly-Clark, and Safeway, subtracting 3.25% from the absolute return. The top five positive contributors to performance were Freeport-McMoran, Air Products, BHP Billiton, Schlumberger, and Chesapeake Energy, adding 8.26% to the absolute return of the Fund.

The Fund is positioned with overweights in the more defensive sectors of Health Care, Consumer Staples, Telecomm, and Utilities, but continues to carry overweights in Energy and Materials on the cyclical end of the spectrum. The Fund continues to be meaningfully underweight in the Finance and Consumer Discretion sectors. The strategy in the Fund is to continue moving incrementally toward a more defensive posture focusing on higher quality companies. High quality stocks significantly underperformed lower quality stocks in 2009 and we are finding attractive values among high quality stocks.

Average Annual Total Returns As of December 31, 2009
	Equity Income Fund	S&P 500 Index
One Year	21.66%	26.47%
Three Years	-1.41%	-5.61%
Since Inception*	3.04%	-2.67%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2009

This past year, the Johnson Growth Fund appreciated 24.52%. The Fund trailed the 26.47% return of the Standard & Poor’s 500 Index.

This year was one in which strong performance in the index was driven by a limited number of sectors. Only three of the ten sectors in the S&P 500 Index outperformed the overall index for the year. Those sectors were Information Technology (up 62%), Materials (up 49%) and Consumer Discretion (up 41%). The Fund was overweight in the Materials sector the entire year, and the strong performance of our holdings (up 83%) contributed about one-fifth of the overall absolute performance of the Fund. Our technology holdings also outperformed the market nicely (up 70%) and this sector contributed almost forty percent of total performance of the Fund. Our holdings in the Energy sector returned almost 59% and accounted for almost one-third of the total performance of the Fund. Sectors detrimental to the Fund’s performance were Finance and Consumer Discretion. In Finance, both our underweight during the huge rebound in Finance stocks following the early March market bottom, and ill-timed sales of AFLAC and PFG Financial Group detracted 3.40% of absolute performance for the year. In Consumer Discretion, our defensive posturing added slightly to absolute performance, but our holdings returned less than 4%-far beneath the sector return of 41%.

Both stock selection and sector allocation contributed to the Fund’s underperformance for the year, with the majority of the underperformance coming from Finance and Consumer Discretion for the reasons mentioned above. The top five detractors from performance were AFLAC, PFG Financial Group, Safeway, Gilead Sciences and General Electric. These stocks in total subtracted 5.85% from the absolute return of the Fund. The top five positive contributors to performance were Freeport-McMoran Copper & Gold, Google, Adobe Systems, Apple and Chesapeake Energy. These stocks in total added 9.90% to the absolute return of the Fund.

The Fund is currently overweight the Health Care, Energy and Materials sectors. The Fund remains underweight in the Finance and Consumer Discretion sectors. As questions regarding the sustainability of the economic recovery and policy decisions in Washington become more prevalent, we would expect the Fund to move incrementally toward a more defensive posture focusing on higher quality companies. High quality stocks significantly underperformed lower quality stocks in 2009, and we are finding attractive values among high quality stocks.

Average Annual Total Returns As of December 31, 2009
	Growth Fund	S&P 500 Index
One Year	24.52%	26.47%
Three Years	-3.68%	-5.61%
Five Years	0.75%	0.42%
Ten Years	-2.54%	-0.95%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – December 31, 2009

This past year, the Johnson Dynamic Growth Fund appreciated 37.88%. The Fund slightly outperformed the 37.21% return of the Russell 1000 Growth Index, which is the primary benchmark.

Interestingly, the same three sectors that outperformed in the Standard and Poor’s 500 Index also outperformed in the Russell 1000 Growth Index. Those sectors were Information Technology (up 62%), Materials (up 39%) and Consumer Discretion (up 40%). The Energy sector performed just about in-line with the Index. The Fund was overweighted in both the Materials and Energy sectors the entire year, and the strong performance of our holdings in these sectors, with our Materials holdings up 85% and our Energy holdings up 62%, contributed over one-third of the overall absolute performance of the Fund. Our largest sector weight was in Technology, and our holdings in this sector gained 75%, contributing to more than forty percent of total performance of the Fund. Sectors most detrimental to the Fund’s performance were Finance and Consumer Discretion. In Finance, our ill-timed sale of AFLAC detracted 2.53% of absolute performance for the year. In addition, our Finance holdings in general tended to be larger, more stable companies that generally underperformed in the massive rally enjoyed by Finance stocks following the March market bottom. In Consumer Discretion, holdings in Comcast and Gamestop were primarily responsible for our return of about 13% in the sector, which was far less than the index sector return of 40%.

Sector allocation was somewhat neutral to performance. Good stock picking in Energy, Materials, Industrials and Technology offset poor stock picks in Finance, Consumer Staples and Consumer Discretion. The top five detractors from performance were AFLAC, Gilead Sciences, Covance, Foster Wheeler and Research in Motion. These stocks in total subtracted 4.27% from the absolute return of the Fund. The top five positive contributors to performance were Apple, Cognizant Technology Solutions, Freeport-McMoran Copper & Gold, Google, and Chesapeake Energy. These stocks in total added 13.26% to the absolute return of the Fund.

The Fund is currently overweight the Energy, Financial and Materials sectors. The Fund is underweight in the Consumer Staples, Consumer Discretion, Technology and Industrial sectors. While the Fund is positioned in the companies and industries that we feel will provide long-term capital appreciation opportunities, the Fund may become a bit more defensive in 2010 given concerns regarding the sustainability of the economic recovery and policy decisions in Washington.

Average Annual Total Returns As of December 31, 2009
	Dynamic Growth Fund	Russell 1000 Growth Index
One Year	37.88%	37.21%
Three Years	-5.32%	-1.89%
Since Inception*	-1.22%	3.02%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – December 31, 2009

The Johnson Disciplined Large-Cap Fund had a total return of 33.87% in 2009. This surpassed the S&P 500 Index’s 26.47% return. After plunging by more than 26% in the first part of the year, the stock market staged a breathtaking rally from the lows of early March, recording the fastest “bull market” since 1938. The Fund’s cyclical positioning drove performance as investors responded favorably to early signs of global economic improvement, the return of credit market liquidity, and government-driven stimulus. The Fund’s holdings in Energy were particularly additive, and successful stock-picking in Health Care and Technology also contributed to the Fund’s positive results.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Prior to the market’s rebound from the March lows, unprecedented, overriding macroeconomic forces had been limiting our approach’s effectiveness: credit spreads were extremely wide, volatility was high, and long-term Treasury rates were historically low. But, as these conditions and the stock market began to improve in the spring, so did the effectiveness of our multi-factor approach. As a result, we saw a meaningful positive effect from stock selection since March.

The Fund’s top contributor last year was Tenet Healthcare, a hospital operator whose stock more than quadrupled as bad debt concerns lessened. Technology stocks Broadcom and Jabil Circuit were other big winners as earnings growth continued to exceed expectations. Other top performers included International Paper, AFLAC, and Peabody Energy. Most of the Fund’s worst performers in the year were stocks sold in the weeks around the year’s market low, including Host Hotels & Resorts, Textron, The Manitowoc Company, and NYSE Euronext.

Currently, the Fund remains cyclically positioned, and stands to benefit from continued normalization of credit market conditions and a resumption of economic growth. In addition, our economic inputs have suggested placing slightly higher importance on a company’s growth prospects at this stage in the cycle; however, valuation is never ignored in our process. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2009
	Disciplined Large-Cap Fund	S&P 500 Index
One Year	33.87%	26.47%
Three Years	-7.49%	-5.61%
Since Inception*	-3.62%	-2.67%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2009

The Johnson Disciplined Mid-Cap Fund had a total return of 56.39% in 2009. This easily beat the Russell Midcap Index’s 40.48% return. After plunging by more than 26% in the first part of the year, the stock market staged a breathtaking rally from the lows of early March, recording the fastest “bull market” since 1938. The Fund’s cyclical positioning drove performance as investors responded favorably to early signs of global economic improvement, the return of credit market liquidity, and government-driven stimulus. The Fund’s overweight position in the Energy sector was very helpful to performance, and successful stock-picking in Consumer Discretionary and Health Care also contributed to the Fund’s positive results.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Prior to the market’s rebound from the March lows, unprecedented, overriding macroeconomic forces had been limiting our approach’s effectiveness: credit spreads were extremely wide, volatility was high, and long-term Treasury rates were historically low. But, as these conditions and the stock market began to improve in the spring, so did the effectiveness of our multi-factor approach. As a result, we saw a meaningful positive effect from stock selection since March.

The Fund’s top contributor for the year was CTC Media, an operator of Russian television stations that exceeded expectations. Another big winner was Health Management Associates, a hospital operator that surged on improving credit market conditions and a diminishing threat from health care reform. Other top performers included economically-cyclical stocks such as Oshkosh Corp. and International Paper. Many of the Fund’s worst performers last year were stocks sold in the weeks around the year’s market low, including W&T Offshore, Textron, and The Manitowoc Company.

Currently, the Fund remains cyclically positioned, and stands to benefit from continued normalization of credit market conditions and a resumption of economic growth. In addition, our economic inputs have recently suggested placing slightly higher importance on a company’s growth prospects at this stage in the cycle; however, valuation is never ignored in our process. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2009
	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
One Year	56.39%	40.48%	37.38%
Three Year	-5.30%	-4.59%	-1.84%
Five Years	1.26%	2.43%	3.26%
Ten Years	2.05%	4.98%	6.35%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are stocks of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – December 31, 2009

The Johnson Disciplined Small-Cap Fund had a total return of 27.34% in 2009. This surpassed the Russell 2000 Index’s 27.17% return. After plunging by more than 26% in the first part of the year, the stock market staged a breathtaking rally from the lows of early March, recording the fastest “bull market” since 1938. The Fund’s cyclical positioning drove performance as investors responded favorably to early signs of global economic improvement, the return of credit market liquidity, and government-driven stimulus. The Fund’s positioning in Financials and Technology were additive, but were mostly offset by poor security selection in Consumer Discretionary and Industrials.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Prior to the market’s rebound from the March lows, unprecedented, overriding macroeconomic forces had been limiting our approach’s effectiveness: credit spreads were extremely wide, volatility was high, and long-term Treasury rates were historically low. But, as these conditions and the stock market began to improve in the spring, so did the effectiveness of our multi-factor approach. As a result, we saw a meaningful positive effect from stock selection since March.

The Fund’s top contributor during the year was Fuqi International, a Chinese precious metal jewelry designer that has been posting tremendous earnings growth. Other top performers included commodity-related stocks like Veneco, an oil and natural gas producer, and Assured Guaranty, a financial guaranty insurer. Most of the Fund’s worst performers during the first half were stocks sold in the weeks around the year’s market low, including Chiquita Brands, Gibraltar Industries, and Warren Resources.

Currently, the Fund remains cyclically positioned, and stands to benefit from continued normalization of credit market conditions and a resumption of economic growth. In addition, our economic inputs have recently suggested placing slightly higher importance on a company’s growth prospects at this stage in the cycle; however, valuation is never ignored in our process. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of December 31, 2009
	Disciplined Small-Cap Fund	Russell 2000 Index
One Year	27.34%	27.17%
Three Years	-14.77%	-6.07%
Since Inception*	-7.78%	-1.89

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are stocks of small-sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2009

The Johnson Realty Fund posted a rate of return of 22.34% for the year ending December 31, 2009 compared to a return of 27.99% for the National Association of Real Estate Investment Trust Index (NAREIT Index). The second half of 2009 was characterized by a continuation of strong returns that started in the second quarter. The third quarter alone saw the NAREIT Index increase 33.28%, after rising 28.85% in the second quarter. The fourth quarter’s growth was 9.39%, much slower, but still a strong return. Concerns about over-levered businesses, lack of liquidity/capital and general economic problems were replaced by access to capital markets, renewed optimism about economic growth and Real Estate Investment Trusts (REITs) experiencing some stabilization in their core businesses. This all led to the strong recovery in stock prices.

REITs own real income producing assets. The combination of underlying holdings of real assets, relatively attractive yields, capital being more readily available and leverage to the economic activity make REITs attractive during periods of economic improvement. The issue remains though that while fundamentals have started to stabilize, they are not yet improving. Additionally what had been an attractive yield level in the early summer has now given away to a yield that is right on top of 10 year Treasury yields. Historically this is an indication that REITs are expensive. This could present risks to the current recovery in stock prices.

The Johnson Realty Fund continued to experience negative contribution to returns from both property type allocation and individual stock selection. Property type selection was hurt by the overweight in Residential, which is primarily apartments, in the first half of 2009 and the subsequent reduction in weight in the second half of 2009, when it was the second best performing property type. In addition, the reallocation towards Healthcare property types during the middle part of the year also proved to be somewhat of a headwind, as they underperformed. Individual stock selection hurt performance as seven out of the top ten position sizes in the Fund underperformed the benchmark. Two holdings, Simon Property Group (SPG) and Host Hotels & Resorts (HST) delivered over 50% returns for the year. SPG is now the largest REIT at over 9% of the Index. It is also the largest holding in the Realty Fund, at a lower 8.4%. The Fund’s focus on leaders in the various property types also hurt performance, as smaller cap and lower quality names led the rally in the second half.

REITs possess low correlation relative to other asset classes, which provides portfolio diversification benefits. The Fund’s approach is to remain fully invested in REITs. We will continue to focus on high quality companies possessing better balance sheets and which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of December 31, 2009
	Realty Fund	NAREIT Index
One Year	22.34%	27.99%
Three Years	-14.77%	-14.54%
Five Years	-1.78%	-1.62%
Ten Years	8.32%	8.40%

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2009

The Johnson International Fund had a total return of 35.32% in 2009, exceeding the MSCI EAFE Index’s 31.78% return. After plunging by nearly 30% in the first part of the year, world stock markets staged a breathtaking rally from the lows of early March, and finished with the strongest calendar return in six years. Emerging markets stocks were particularly strong, and the Fund invested up to one-fifth of the portfolio in these types of stocks, including companies located in faster-growing countries such as Brazil, China, and India. From a sector standpoint, the Fund’s positioning in Energy and Materials was particularly fruitful, as commodity prices recovered sharply on early signs of global economic improvement, low inventory levels, and accommodative monetary policy.

The Fund generally invests in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. Some of the Fund’s best performance contributors were commodity-related stocks, such as Petroleo Brasileiro, a Brazilian oil and gas producer, BHP Billiton, a global commodities producer, and Potash Corp. of Saskatchewan, a Canadian fertilizer producer. The Fund also benefitted from maintaining positions in several depressed bank stocks, such as Itau Unibanco (Brazil) and KB Financial (South Korea), which rallied enormously from the market bottom in March. However, as the credit crunch intensified earlier in the year, we did not feel that all Financials offered return opportunities that exceeded the risk. Thus, many of the Fund’s worst performers included some bank stocks sold earlier in the year at losses prior to the market’s rally, including Royal Bank of Scotland and Deutsche Bank.

Diversification by sector, country, region, and company remains an important objective. As of December 31st, the Fund held 151 stocks and the ten largest holdings accounted for 17% of the total weight. We continue to maintain exposure to the emerging markets, as they seem to offer stronger relative growth opportunities, owing to favorable demographic trends and economic development. Natural resources companies continue to be a favorite investable theme that parallels much of the emerging market growth story. We are still less confident in the prospects for Finance stocks on the heels of that sector’s strong stock price recovery from the March lows. We remain under the benchmark weight in Finance, with the expectation that capital issues and a continuing credit cycle will ultimately challenge the higher valuations.

With the dislocation experienced in global markets over the past year, we continue to see valuation and growth disparities that provide many investment opportunities across all sectors. By investing in the stocks of foreign-based companies, we feel that the Fund is well positioned to capture economic growth that is likely to exceed that available in the United States.

Average Annual Total Returns As of December 31, 2009
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
One Year	35.32%	31.78%	41.45%
Since Inception*	42.23%	40.03%	50.21%

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2009

The Johnson Fixed Income Fund provided a total return of 6.27% for 2009 compared to a 5.24% return for the Barclays Capital Intermediate Government Credit Index. The Fund’s emphasis on corporate bonds drove outperformance throughout the year.

The bond environment for 2009 was nearly a mirror image of 2008. Investor focus shifted from economic crisis to economic recovery. As a result, yield spreads collapsed as risk premiums diminished across most bond sectors. In addition, Treasury yields rose as the yield curve steepened appreciably. Treasury bonds actually experienced negative returns during 2009 after posting outsized gains in 2008. For corporate bonds, the yield spread compression more than offset the negative impact of rising Treasury yields producing positive overall returns. The Fund maintains a substantial allocation to corporate bonds and underweight to Treasury bonds as indicated by the Sector Allocation Chart on this page.

The Fund is postured to capture the two main sources of value we see in the bond market currently. First, it maintains a large exposure to investment grade corporate bonds diversified by sector. While yield spreads have narrowed appreciably from their crisis levels of late 2008, they remain elevated by historical standards. Though we expect the pace of yield spread compression to diminish, there is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize. We find other sectors of the bond market to be relatively expensive. The yields of both government agency bonds and agency-backed mortgage securities have been driven lower as the Federal Reserve has been buying large quantities of these securities as part of its quantitative easing program. Thus, investment grade corporate bonds stand out as an investment offering a compelling combination of both quality and yield.

Second, we expect to add value from our yield curve exposure and maturity structure. The yield curve is historically steep with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates up anticipating economic recovery and/or inflation. We have positioned our maturity structure to benefit from a flattening yield curve through a modified, barbell structure. We have reduced our exposure to 5 – 10 year maturity bonds and increased exposure to both 5 year and shorter and 20 year and longer maturities. This structure has historically outperformed a pure intermediate structure during both Fed tightening cycles and economic crisis.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform while protecting principal from both credit and interest rate risk. We expect the Fed to begin unwinding its unprecedented accommodation later in 2010 or early 2011. In addition, we expect economic growth will be lower than the typical recovery and that the economic back-drop will continue to present challenges for lesser quality issuers.

Average Annual Total Returns As of December 31, 2009
	Fixed Income Fund	Barclays Aggregate Index*	Barclays Int. G/C Index
One Year	6.27%	5.93%	5.24%
Three Years	6.30%	6.04%	5.90%
Five Years	4.95%	4.97%	4.66%
Ten Years	5.61%	6.33%	5.93%

*	Effective December 1, 2009, the Fund changed the benchmark from the Barclays Intermediate Government/Credit Index to the Barclays Aggregate Index. The reason for the change is the advisor considers the Barclays Aggregate Index to better represent the management style of the Fund.

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Aggregate Index or Barclays Capital Intermediate Government Credit Index. The Barclays Aggregate Index is the primary benchmark, replacing the Barclays Intermediated Government/Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2009

The Johnson Municipal Income Fund provided a 6.61% return during 2009 compared to a 7.38% return for the Barclays Capital 5-Year General Obligation Municipal Index. Municipal bond returns were able to outpace those of taxable bonds during the year. The Fund lagged the return of the benchmark due to its higher quality emphasis. Low quality bonds were able to outperform during 2009 after suffering substantial underperformance in 2008 as investors shifted expectations toward economic recovery. Our expectation is that the concerns about credit quality will once again re-emerge in 2010 and that our emphasis on quality will be rewarded. Approximately 95% of the Fund’s holdings are rated A or higher by one or more national rating agencies.

We believe two primary factors will dictate municipal bond returns in 2010 — supply/demand fundamentals and credit quality concerns. The supply/demand back-drop for the municipal bond market is excellent. The Build America Bond (BAB) program, part of the federal stimulus plan, is causing a substantial portion of formerly tax-exempt issuance to convert to taxable bonds. This has the impact of lowering the supply of municipal bonds available to investors. At the same time, the demand for municipal bonds is likely to increase. With the Bush tax cuts set to expire at the end of 2010 and the top federal tax bracket likely to rise, the demand for municipal bond income exempt from federal taxes should marginally increase.

Credit quality concerns are likely to resurface in 2010. Municipalities were able to largely delay tough choices and massive budgetary impacts by tapping “rainy day” funds and using federal stimulus dollars. These options are substantially reduced in 2010 and the fiscal position of many municipalities has worsened, so more severe budget cuts will be required to balance both state and local municipality budgets. While we expect widespread defaults to be avoided, certain lower quality municipalities will be forced into actions that are untenable to quality municipal bond investors.

We believe the Fund is well positioned relative to the Index and competitors in 2010. Our high quality emphasis and attention to underlying fundamentals of the issuers should help the Fund outperform as the continuing fiscal challenges cause problems for weaker issuers. The Fund always considers the fundamental credit quality of each issuer to determine the relative value of a municipal investment. Therefore, we are confident that the investments of the Fund are sound, regardless of the availability of municipal insurance, and have the fundamentals to withstand the economic challenges ahead. As a further safeguard, we have continued to diversify holdings outside of the state of Ohio. The Fund now has over 20% of its holdings in states other than Ohio. Our intent with each municipal investment outside of the state of Ohio is to enhance the quality and the yield of the Fund. We expect each non-Ohio holding to generate enough additional yield to compensate shareholders for any state income tax consequences.

Average Annual Total Returns As of December 31, 2009
	Municipal Income Fund	Barclays 5 Year G.O. Index
One Year	6.61%	7.38%
Three Years	4.83%	6.09%
Five Years	3.82%	4.53%
Ten Years	4.46%	5.23%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	12,600	1,021,356
BHP Billiton Ltd., – ADR**	16,000	1,225,280
Monsanto Company	11,500	940,125
Praxair, Inc.	12,600	1,011,906
Total For Materials: 8.4%		$4,198,667
3M Company	12,345	1,020,561
Emerson Electric Company	34,390	1,465,014
ITT Corporation	18,930	941,578
United Parcel Service – Class B	16,810	964,390
Total For Industrials: 8.8%		$4,391,543
AT&T Incorporated	36,000	1,009,080
Verizon Communications	28,030	928,634
Total For Telecomm Services: 3.9%		$1,937,714
Kellogg Company	27,800	1,478,960
Nestle SA – ADR**	20,000	968,000
Pepsico, Incorporated	16,335	993,168
Procter & Gamble Company	32,660	1,980,176
Safeway Incorporated	35,100	747,279
Wal-Mart Stores, Inc.	27,500	1,469,875
Total For Consumer Staples: 15.4%		$7,637,458
Comcast Corporation – Class A Special	60,450	967,805
McDonald's Corporation	30,900	1,929,396
Nike, Inc. – Class B	14,500	958,015
Total For Consumer Discretionary: 7.8%		$3,855,216
Chevron Corporation	19,335	1,488,602
Petroleo Brasileiro SA – ADR**	21,400	1,020,352
Schlumberger Ltd.	17,200	1,119,548
Spectra Energy Corporation	45,700	937,307
Statoil ASA – ADR**	58,500	1,457,235
XTO Energy, Inc.	33,550	1,561,082
Total For Energy: 15.2%		$7,584,126
Allstate Corporation	32,685	981,857
Bank of New York Mellon Corp	55,142	1,542,322
Cincinnati Financial Corporation	24,650	646,816
Total For Financial Services: 6.4%		$3,170,995
Abbott Laboratories	28,780	1,553,832
Bard (C.R.), Incorporated	18,950	1,476,205
Becton, Dickinson and Company	18,770	1,480,202
Bristol-Myers Squibb Company	39,200	989,800
Novartis AG – ADR**	28,380	1,544,723
Stryker Corporation	20,900	1,052,733
Total For Health Care: 16.3%		$8,097,495
Accenture PLC – Class A	26,600	1,103,900
Applied Materials, Inc.	60,600	844,764
Cisco Systems, Inc.*	42,545	1,018,527
Microsoft Corporation	34,485	1,051,103
Nokia Corporation – ADR**	79,000	1,015,150
Qualcomm, Inc.	23,000	1,063,980
Total For Information Technology: 12.3%		$6,097,424
Dominion Resources	23,310	907,225
FPL Group, Inc.	28,300	1,494,806
Total For Utilities: 4.8%		$2,402,031
Total Common Stocks: 99.3%		$49,372,669
(Common Stock Identified Cost $44,064,421)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield ***		338,987
Total Cash Equivalents: 0.6%		$338,987
(Cash Equivalents Identified Cost $338,987)
Total Portfolio Value: 99.9%		$49,711,656
(Total Portfolio Identified Cost $44,403,408)
Other Assets Less Liabilities: 0.1%		$26,771
Total Net Assets: 100.0%		$49,738,427
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Monsanto Company	15,600	1,275,300
Potash Corporation of Saskatchewan, Inc.	6,690	725,865
Praxair, Inc.	9,950	799,084
Total For Materials: 6.8%		$2,800,249
Cummins, Incorporated	18,500	848,410
Emerson Electric Company	19,000	809,400
General Electric Company	52,890	800,226
Norfolk Southern Corporation	15,260	799,929
Total For Industrials: 8.0%		$3,257,965
Kellogg Company	22,400	1,191,680
Pepsico, Incorporated	13,300	808,640
Procter & Gamble Company	20,200	1,224,726
Total For Consumer Staples: 7.9%		$3,225,046
Comcast Corporation – Class A Special	50,610	810,266
Gamestop Corporation – Class A*	46,400	1,018,016
McDonald's Corporation	19,080	1,191,355
Wal-Mart Stores, Inc.	22,680	1,212,246
Total For Consumer Discretionary: 10.4%		$4,231,883
Chesapeake Energy Corporation	31,500	815,220
Chevron Corporation	10,220	786,838
CNOOC Limited – ADR**	7,840	1,218,728
Petroleo Brasileiro S.A. – ADR **	25,300	1,206,304
Schlumberger Ltd.	18,675	1,215,556
Transocean Ltd.*	9,035	748,098
Total For Energy: 14.7%		$5,990,744
Bank of New York Mellon Corp	38,685	1,082,019
JP Morgan Chase & Company	19,220	800,897
State Street Corporation	20,000	870,800
Total For Financial Services: 6.7%		$2,753,716
Abbott Laboratories	22,180	1,197,498
Bard (C.R.), Incorporated	9,630	750,177
Celgene Corp*	20,600	1,147,008
Gilead Sciences Inc*	27,640	1,195,983
Johnson & Johnson	18,960	1,221,214
Medco Health Solutions, Inc.*	13,200	843,612
Medtronic, Inc.	18,200	800,436
Novartis AG – ADR**	14,800	805,564
Varian Medical Systems, Inc.*	19,080	893,898
Total For Health Care: 21.7%		$8,855,390
Accenture PLC – Class A	21,000	871,500
Adobe Systems Incorporated*	22,000	809,160
Apple Computer, Incorporated*	3,880	817,640
Applied Materials, Incorporated	92,300	1,286,662
Cisco Systems, Inc.*	34,700	830,718
Google Inc. – Class A*	2,120	1,314,358
Microsoft Corporation	28,000	853,440
Qualcomm, Inc.	18,500	855,810
Research in Motion Ltd.*	11,270	761,176
Total For Information Technology: 20.5%		$8,400,464
FPL Group	12,000	633,840
Total For Utilities: 1.5%		$633,840
Total Common Stocks: 98.2%		$40,149,297
(Common Stock Identified Cost $37,624,254)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield ***		1,513,846
Total Cash Equivalents: 3.7%		$1,513,846
(Cash Equivalents Identified Cost $1,513,846)
Total Portfolio Value: 101.9%		$41,663,143
(Total Portfolio Identified Cost $39,138,100)
Liabilities Less Other Assets: (1.9%)		$(781,935)
Total Net Assets: 100.0%		$40,881,208
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
BHP Billiton Ltd. – ADR**	3,290	251,949
Freeport McMoran Copper & Gold	3,030	243,280
Monsanto Company	4,860	397,305
Potash Corporation of Saskatchewan, Inc.	3,650	396,025
Total For Materials: 10.2%		$1,288,559
Cummins, Incorporated	5,110	234,345
Emerson Electric Company	6,140	261,564
General Cable*	6,460	190,053
Norfolk Southern Corporation	7,010	367,464
Total For Industrials: 8.4%		$1,053,426
PepsiCo, Incorporated	3,800	231,040
Procter & Gamble Company	8,370	507,473
Total For Consumer Staples: 5.9%		$738,513
Chipotle Mexican Grill, Inc.*	4,320	380,851
Gamestop Corporation – Class A*	14,050	308,257
O'Reilly Automotive, Inc.*	10,000	381,200
Total For Consumer Discretionary: 8.5%		$1,070,308
Chesapeake Energy Corporation	12,850	332,558
CNOOC Limited – ADR**	1,620	251,829
Core Labratories N.V.	2,110	249,233
Petroleo Brasileiro S.A. – ADR **	7,220	344,250
Schlumberger Ltd.	4,200	273,378
Transocean Ltd.*	4,267	353,308
Total For Energy: 14.3%		$1,804,556
Bank of New York Mellon Corp	12,186	340,842
J.P. Morgan Chase & Company	5,920	246,686
Total For Financial Services: 4.7%		$587,528
Becton, Dickinson and Company	3,330	262,604
Celgene Corp*	6,690	372,499
Gilead Sciences Inc*	11,500	497,605
Medco Health Solutions, Inc.*	6,020	384,738
Varian Medical Systems, Inc.*	5,500	257,675
Vertex Pharmaceuticals Incorporated	7,025	301,021
Total For Health Care: 16.5%		$2,076,142
Adobe Systems Incorporated*	7,200	264,816
Apple Inc.*	1,770	372,996
Applied Materials, Inc.	36,600	510,204
Cisco Systems, Inc.*	15,160	362,930
Cognizant Technology Solutions Corporation*	8,240	373,519
Google Inc. – Class A*	640	396,787
McAfee, Inc.*	6,220	252,345
Microsoft Corporation	8,480	258,470
Qualcomm, Inc.	5,420	250,729
Research in Motion Ltd*	5,500	371,470
Total For Information Technology: 27.2%		$3,414,266
Total Common Stocks: 95.7%		$12,033,298
(Common Stock Identified Cost $11,187,285)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield ***		549,829
Total Cash Equivalents: 4.4%		$549,829
(Cash Equivalents Identified Cost $549,829)
Total Portfolio Value: 100.1%		$12,583,127
(Total Portfolio Identified Cost $11,737,114)
Liabilities Less Other Assets: (0.1%)		$(4,738)
Total Net Assets: 100.0%		$12,578,389
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
International Paper Company	5,600	149,968
Total For Materials: 2.7%		$149,968
Fluor Corporation	1,100	49,544
ITT Corporation	1,300	64,662
Jacobs Engineering Group, Inc.*	1,000	37,610
L-3 Communications Holdings Inc	1,080	93,906
Lockheed Martin Corporation	560	42,196
Northrop Grumman	1,390	77,632
Total for Industrials: 6.5%		$365,550
MetroPCS Communications, Inc.*	8,600	65,618
Total for Telecomm Services: 1.2%		$65,618
Archer Daniels Midland Company	2,400	75,144
Clorox Company	800	48,800
CVS Caremark Corporation	1,400	45,094
Dr. Pepper Snapple Group Inc.	1,900	53,770
Kimberly-Clark Corporation	800	50,968
Kroger Company	3,700	75,961
Tyson Foods Incorporated – Class A	5,000	61,350
Whole Foods Market, Inc.*	2,100	57,645
Total For Consumer Staples: 8.4%		$468,732
Amazon.com, Inc.*	400	53,808
Apollo Group, Inc. Class A*	1,400	84,812
Big Lots, Inc.*	2,300	66,654
Comcast Corporation – Class A	3,500	59,010
DeVry Inc.	1,000	56,730
Family Dollar Stores	1,500	41,745
Ford Motor Company*	5,900	59,000
GameStop Corp.*	2,400	52,656
H&R Block Incorporated	3,000	67,860
Kohl's Corporation*	900	48,537
Leggett & Platt, Inc.	2,900	59,160
Limited Brands, Inc.	3,000	57,720
Newell Rubbermaid, Inc.	4,500	67,545
O'Reilly Automotive, Inc.*	1,400	53,368
Sears Holdings Corporation*	800	66,760
Staples, Inc.	2,700	66,393
The New York Times Company*	6,600	81,576
The TJX Companies, Inc.	1,400	51,170
Whirlpool Corporation	700	56,462
Total For Consumer Discretionary: 20.6%		$1,150,966
Diamond Offshore Drilling	600	59,052
Murphy Oil Corporation	800	43,360
Peabody Energy Corporation	1,300	58,773
Southwestern Energy Company*	2,000	96,400
Tesoro Petroleum Corporation	2,800	37,940
Total For Energy: 5.3%		$295,525
Aflac Incorporated	2,500	115,625
American International Group, Inc.*	1,700	50,966
Ameriprise Financial, Inc.	1,900	73,758
Bank of America Corporation	5,200	78,312
Capital One Financial Corp.	1,400	53,676
Discover Financial	6,600	97,086
Genworth Financial, Inc. – Class A*	4,800	54,480
Goldman Sachs Group, Inc.	320	54,029
Hartford Financial Services Group, Inc.	3,800	88,388
Hudson City Bancorp, Inc.	7,300	100,229
J.P. Morgan Chase & Company	2,400	100,008
Marsh & McLennan Companies, Inc.	2,300	50,784
Moody's Corporation	1,600	42,880
Morgan Stanley	1,800	53,280
NYSE Euronext	1,900	48,070
PNC Financial Services Group, Inc.	1,100	58,069
Prudential Financial, Inc.	1,200	59,712
Unum Group	2,500	48,800
Wells Fargo & Company	2,600	70,174
Total For Financial Services: 23.2%		$1,298,326
AmerisourceBergen Corporation	4,240	110,537
Cardinal Health, Inc.	1,600	51,584
Coventry Health Care, Inc.*	2,600	63,154
Express Scripts, Inc.*	800	69,136
Gilead Sciences, Inc.*	800	34,616
Hospira, Inc.*	1,000	51,000
Humana Incorporated*	1,400	61,446
McKesson HBOC, Inc.	1,000	62,500

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Medco Health Solutions, Inc.*	950	60,714
Tenet Healthcare*	9,700	52,283
UnitedHealth Group, Inc.	1,800	54,864
Total For Health Care: 12.0%		$671,834
Apple, Inc.*	500	105,366
Broadcom Corp*	3,500	110,145
CA Inc.	2,700	60,642
Cognizant Technology Solutions Corp.*	1,300	58,929
Computer Sciences Corporation*	2,100	120,813
Harris Corporation	1,100	52,305
Jabil Circuit, Inc.	9,160	159,109
Red Hat, Inc.*	2,000	61,800
Salesforce.com, Inc.*	1,100	81,147
Western Digital Corporation*	1,500	66,225
Total For Information Technology: 15.6%		$876,481
CMS Energy Corporation	3,400	53,244
Dominion Resources	1,200	46,704
Northeast Utilities Company	2,200	56,738
Total For Utilities: 2.8%		$156,686
Total Common Stocks: 98.3%		$5,499,686
(Common Stock Identified Cost $4,835,396)
Real Estate Investment Trusts (REITs)
Public Storage, Inc.	700	57,015
Total REITs: 1.0%		$57,015
(REIT Identified Cost $48,052)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield **		37,649
Total Cash Equivalents: 0.7%		$37,649
(Cash Equivalents Identified Cost $37,649)
Total Portfolio Value: 100.0%		$5,594,350
(Total Portfolio Identified Cost $4,921,097)
Liabilities Less Other Assets: 0.0%		$(261)
Total Net Assets: 100.0%		$5,594,089
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Ashland, Incorporated	9,000	356,580
Cabot Corporation	15,000	393,450
Commercial Metals Company	16,200	253,530
Huntsman Corporation	45,300	511,437
International Paper Company	26,400	706,992
RPM International	13,200	268,356
Reliance Steel & Aluminum	7,200	311,184
Schnitzer Steel Industries, Inc.	7,800	372,060
Steel Dynamics, Inc.	18,400	326,048
Temple-Inland Incorporated	19,800	417,978
Total For Materials: 9.9%		$3,917,615
AECOM Technology Corporation*	9,200	253,000
Joy Global, Inc.	5,100	263,007
KBR, Inc.	12,900	245,100
L-3 Communications Holdings Inc.	3,300	286,935
Oshkosh Corporation	7,200	266,616
Shaw Group, Inc.*	7,000	201,250
Trinity Industries	20,700	361,008
Valmont Industries, Inc.	3,600	282,420
Wesco International*	9,700	261,997
Waste Connections, Inc.*	9,500	316,730
Total For Industrials: 7.0%		$2,738,063
MetroPCS Communications, Inc.*	45,600	347,928
tw telecom inc.*	24,100	413,315
Total For Telecommunications: 1.9%		$761,243
Dean Foods Company*	15,700	283,228
Del Monte Foods Company	25,700	291,438
Green Mountain Coffee Roasters, Inc.*	4,000	325,880
Herbalife LTD.	11,300	458,441
Rite Aid Corporation*	170,000	256,700
Smithfield Foods, Inc.*	18,500	281,015
Tyson Foods Incorporated	18,200	223,314
Whole Foods Market, Inc.*	9,300	255,285
Total For Consumer Staples: 6.0%		$2,375,301
Aeropostale, Inc.*	6,800	231,540
Apollo Group Inc. – Class A*	4,200	254,436
Big Lots, Inc.*	11,300	327,474
Chico's FAS, Inc.*	19,000	266,950
Chipotle Mexican Grill, Inc.*	2,800	246,848
CTC Media, Inc.*	34,550	514,795
Devry, Inc.	3,500	198,555
Dick's Sporting Goods, Inc.*	12,200	303,414
Discovery Communications, Incorporated*	16,700	512,189
Dollar Tree, Inc.*	5,700	275,310
Family Dollar Stores	7,800	217,074
Footlocker	16,900	188,266
GameStop Corp.*	12,100	265,474
ITT Educational Services, Inc.*	2,500	239,900
Liberty Global Inc.*	12,500	273,625
Limited, Incorporated	18,900	363,636
LKQ*	21,500	421,185
Netflix, Inc.*	5,800	319,522
Panera Bread – Class A*	12,600	843,444
Penske Automotive Group, Inc.	19,000	288,420
Regal Entertainment Group	17,700	255,588
Ross Stores, Inc.	6,000	256,260
Service Corporation International	35,000	286,650
The New York Times Company*	35,700	441,252
The TJX Companies, Inc.	7,300	266,815
Thor Industries, Inc.	9,000	282,600
Wendy's Arby's Group, Inc.	53,900	252,791
Whirlpool Corporation	3,800	306,508
Williams-Sonoma, Inc.	19,800	411,444
Total For Consumer Discretionary: 23.6%		$9,311,965
Atwood Oceanics, Inc.*	10,400	372,840
Quicksilver Resources, Inc.*	20,500	307,705
Total For Energy: 1.7%		$680,545
American International Group, Inc.*	7,300	218,854
Ameriprise Financial, Inc.	7,000	271,740
Chimera Investment Corporation	69,800	270,824
Discover Financial	27,900	410,409
Fidelity National Title Group, Inc.	16,400	220,744
First American Financial Corporation	8,800	291,368

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Hudson City Bancorp, Inc.	51,500	707,095
New York Community Bancorp, Inc.	23,900	346,789
Old Republic International Corporation	21,900	219,876
OneBeacon Insurance Group, Ltd.	20,500	282,490
Popular, Inc.	118,000	266,680
Protective Life Corporation	13,800	228,390
Reinsurance Group of America	6,300	300,195
Taubman Centers, Inc.	7,700	276,507
Unitrin, Inc.	14,600	321,930
Validus Holdings, Ltd.	11,100	299,034
Total For Financial Services: 12.5%		$4,932,925
Allscripts-Misys Healthcare Solutions*	15,400	311,542
AmerisourceBergen Corporation	40,000	1,042,800
Community Health Systems Inc.*	9,300	331,080
Coventry Heatlh Care, Inc.*	14,500	352,205
Endo Pharmaceutical Holdings, Inc.*	9,500	194,940
Health Management Associates, Inc. – Class A*	107,000	777,890
Humana Incorporated*	8,500	373,065
Myriad Genetics, Inc.*	9,200	240,028
Omnicare Incorporated	7,000	169,260
OSI Pharmaceuticals, Inc.*	8,000	248,480
Perrigo Company	6,700	266,861
ResMed Inc.*	5,000	261,350
Tenet Healthcare*	80,000	431,200
The Cooper Companies, Inc.	8,300	316,396
Universal Health Services, Inc.	9,600	292,800
Warner Chilcott PLC*	11,700	333,099
Watson Pharmaceutical, Inc.*	5,900	233,699
Total For Health Care: 15.6%		$6,176,695
ANSYS, Inc.*	8,400	365,064
Brocade Communication Systems, Inc.*	30,000	228,900
Computer Sciences Corporation*	12,800	736,384
Convergys Corporation*	24,100	259,075
Diebold, Incorporated	8,800	250,360
Dolby Laboratories Inc. – Class A*	21,700	1,035,741
Factset Research Systems, Inc.	5,000	329,350
Harris Corporation	5,900	280,545
Jabil Circuit, Inc.	28,400	493,308
SAIC, Inc.*	15,500	293,570
Sohu.com Inc.*	4,000	229,120
Tech Data Corporation*	7,500	349,950
Vishay Intertechnology*	39,300	328,155
Western Digital Corp.*	7,800	344,370
Total For Information Technology: 14.0%		$5,523,892
CMS Energy Corporation	14,500	227,070
Ormat Technologies, Inc.	6,100	230,824
Total For Utilities: 1.2%		$457,894
Total Common Stocks: 93.4%		$36,876,138
(Common Stock Identified Cost $29,435,650)
Real Estate Investment Trusts (REIT)
Alexandria Real Estate Trust	4,700	302,163
Brandywine Realty Trust	32,000	364,800
Corporate Office Properties Trust	7,500	274,725
Digital Realty Trust, Inc.	6,000	301,680
Douglas Emmett, Inc.	25,800	367,650
Duke Realty Corporation	24,000	292,080
HRPT Properties Trust	61,600	398,552
Total REIT: 5.8%		$2,301,650
(REIT Identified Cost $1,653,384)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield **		266,791
Total Cash Equivalents: 0.7%		$266,791
(Cash Equivalents Identified Cost $266,791)
Total Portfolio Value: 99.9%		$39,444,579
(Total Portfolio Identified Cost $31,355,825)
Other Assets Less Liabilities: 0.1%		$23,625
Total Net Assets: 100.0%		$39,468,204
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
AEP Industries Inc.*	1,600	61,248
Boise Inc.*	24,300	129,033
Bway Holding Company*	5,600	107,632
China Green Agriculture, Inc.*	3,000	44,100
Clearwater Paper Corp.*	900	49,473
General Steel Holdings, Inc.*	7,300	32,193
Glatfelter	4,200	51,030
Innospec Inc.	4,000	40,360
OMNOVA Solutions, Inc.*	9,200	56,396
Total For Materials: 8.6%		$571,465
Apac Customer Services Inc.*	8,400	50,064
Astronics Corporation*	5,500	47,025
Diamond Mgt. & Technology Consultants Inc.	6,500	47,905
DynCorp International Inc.*	2,600	37,310
EnerNOC, Inc.*	1,600	48,624
GenCorp Inc.*	5,400	37,800
Hawaaian Holdings, Inc.*	6,900	48,300
Horizon Lines, Inc.	8,100	45,117
ICT Group, Inc.*	4,600	75,118
Powell Industries, Inc.*	1,200	37,836
The Eastern Company	2,700	36,261
Total For Industrials: 7.7%		$511,360
Central Garden and Pet Company*	5,500	54,670
Medifast, Inc.*	3,600	110,088
Zhongpin, Inc.*	5,400	84,294
Total For Consumer Staples: 3.8%		$249,052
Benihana Inc.*	6,600	25,014
Carrols Restaurant Group, Inc.*	6,300	44,541
CKE Restaurants	4,500	38,070
Coinstar, Inc.*	1,600	44,448
Core Mark Holding Company, Inc.*	2,300	75,808
Corinthian Colleges, Inc.*	2,600	35,802
Dolan Media*	3,200	32,672
Einstein Noah Restaurant Group, Inc.*	8,800	86,504
Fuqi International, Inc.*	2,200	39,490
G-III Apparel Group, Ltd.*	5,100	110,517
Group 1 Automotive, Inc.*	1,600	45,360
Lincoln Educational Services Corporation*	1,500	32,490
Lithia Motors, Inc.*	3,300	27,126
Live Nation, Inc.*	5,800	49,358
Overstock.com, Inc.*	2,800	37,968
Retail Ventures, Inc.*	14,000	124,460
Smith & Wesson Holding Corporation*	12,000	49,080
Sport Supply Group, Inc.	4,700	59,173
Standard Motor Products, Inc.*	5,200	44,304
Stein Mart, Inc.*	4,200	44,772
Sturm, Ruger & Company	3,700	35,890
Texas Roadhouse, Inc.*	3,900	43,797
The Pep Boys, Inc.	5,200	43,992
U.S. Auto Parts Network, Inc.*	9,000	46,800
World Wrestling Entertainment, Inc.	2,800	42,924
Total For Consumer Discretionary: 19.0%		$1,260,360
Englobal Corporation*	10,600	33,178
Geokinetics Inc.*	8,400	80,808
International Coal Group, Inc.*	15,500	59,830
Petroleum Development Corporation*	2,300	41,883
TGC Industries, Inc.*	10,900	42,619
Total For Energy: 3.9%		$258,318
Advance America Cash Advance Centers Inc.	8,500	47,260
BGC Partners, Inc.	10,700	49,434
Broadpoint Securities, Inc.*	6,100	27,206
Crawford and Company – Class B*	6,700	26,398
Doral Financial Corp.*	14,500	52,635
Eastern Insurance Holdings, Inc.	4,600	39,652
Encore Cap Group*	3,500	60,900
FBL Financial Group	2,600	48,152
First Defiance Financial	3,200	36,128
First Mercury Financial Corporation	2,400	32,904
GFI Group Inc.	9,700	44,135
International Assets Holding Corporation*	2,900	42,166
MGIC Investment Corp.*	7,300	42,194
Ocwen Financial Corp.*	3,300	31,581
Oriental Financial Group Inc.	3,400	36,720
QC Holdings, Inc.	7,900	37,999
Rewards Network, Inc.*	3,300	41,712
Tree.com Inc.*	4,100	37,515

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
World Acceptance Corp*	2,000	71,660
Total For Financial Services: 12.2%		$806,351
American Dental Partners, Inc.*	3,600	46,404
BioScrip Inc.*	7,200	60,192
BioSpecifics Technologies Corp.*	1,700	49,895
Cambrex Corporation*	10,200	56,916
Catalyst Health Solutions, Inc.*	1,400	51,058
Continucare Corporation*	16,200	70,794
Cubist Pharmaceuticals, Inc.*	3,300	62,601
Cyberonics*	2,400	49,056
Emergency Medical Services Corporation – Class A*	2,400	129,960
Endologix, Inc.*	10,000	52,800
Hi-Tech Pharmacal Co.*	2,200	61,710
IPC The Hospitalist Company, Inc.*	1,600	53,200
ISTA Pharmaceuticals, Inc.*	10,800	49,248
Kindred Healthcare*	2,400	44,304
Lannett Company, Inc.*	7,200	42,552
LHC Group, Inc.*	1,200	40,332
Medical Action Industries*	3,700	59,348
Merge Healthcare Inc.*	13,900	46,704
NovaMed, Inc.*	10,200	39,576
Par Pharmaceutical Companies, Inc.*	2,300	62,238
PDL Biopharma Inc.	6,300	43,218
Radnet, Inc.*	16,300	33,252
Rehabcare Group*	2,000	60,860
SciClone Pharmaceuticals, Inc.*	18,500	43,105
Skilled Healthcare Group, Inc. – Class A*	3,700	27,565
Symmetry Medical Inc.*	4,900	39,494
Virtual Radiologic Corporation*	4,300	54,868
Total For Health Care: 21.6%		$1,431,250
Anaren, Inc.*	2,800	42,140
ArcSight Inc.*	1,800	46,044
Aruba Networks, Inc.*	4,900	52,234
Cray, Inc.*	8,400	53,928
Dynamics Research Corporation*	3,300	35,013
Saba Software, Inc.*	11,200	46,368
Hughes Communications Inc.*	3,000	78,090
Icx Technologies, Inc.*	9,300	88,536
Insight Enterprises, Inc.*	4,300	49,106
Interactive Intelligence*	2,700	49,815
MIPS Technologies, Inc.*	12,300	53,751
Novatel Wireless, Inc.*	5,100	40,647
NVE Corporation*	900	37,152
OSI Systems, Inc.*	2,000	54,560
PAR Technology Corporation*	6,900	39,882
PC Mall, Inc.*	10,600	55,332
Quantum Corporation*	37,000	108,410
STEC, Inc.*	3,200	52,288
Telecommunications Systems, Inc. – Class A*	8,800	85,184
TeleTech Holdings Inc.*	3,300	66,099
Tessera Technologies, Inc.*	1,500	34,905
TNS, Inc.*	1,700	43,673
United Online Inc.	6,400	46,016
Total For Information Technology: 19.0%		$1,259,173
Total Common Stocks: 95.8%		$6,347,329
(Common Stock Identified Cost $5,470,416)
Real Estate Investment Trusts (REITs)
Agree Realty Corporation	2,300	53,567
Associated Estates Realty Corporation	4,400	49,588
Glimcher Realty Trust	12,100	32,670
Total REITs: 2.1%		$135,825
(REITs Identified Cost $161,317)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield **		80,828
Total Cash Equivalents: 1.2%		$80,828
(Cash Equivalents Identified Cost $80,828)
Total Portfolio Value: 99.1%		$6,563,982
(Total Portfolio Identified Cost $5,712,561)
Other Assets Less Liabilities: 0.9%		$59,569
Total Net Assets: 100.0%		$6,623,551
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2009

Real Estate Investment Trusts	Shares	Fair Value
Apartment Investment and Management, Co. – Class A	3,088	49,161
Avalon Bay Communities, Inc.	3,149	258,564
BRE Properties, Inc.	3,500	115,780
Cousins Properties Inc. REIT	32	244
Equity Residential Properties Trust	10,000	337,800
Essex Property Trust, Inc.	1,870	156,426
United Dominion Realty Trust, Inc.	10,807	177,667
Total Apartments: 14.7%		$1,095,642
Vornado Realty Trust	7,560	528,746
Total Diversified: 7.1%		$528,746
Health Care Property Investors	11,800	360,372
Health Care REIT	6,200	274,784
Total Health Care: 8.5%		$635,156
Health Care Realty Trust, Inc.	2,800	60,088
Hospitality Property Trust	4,000	94,840
Host Hotels and Resorts	26,954	314,553
Senior Housing Properties Trust	9,500	207,765
Total Lodging and Hotels: 9.1%		$677,246
Plum Creek Timber Co., Inc.	8,000	302,080
Total Materials: 4.0%		$302,080
Alexandria Real Estate	3,000	192,870
AMB Property Corporation	5,700	145,635
Biomed Realty Trust	9,000	142,020
Boston Properties, Inc.	6,675	447,692
Corporate Office Properties Trust	2,000	73,260
Digital Realty Trust, Inc.	2,000	100,560
Duke Realty Corp.	9,860	119,996
Kilroy Realty Corporation	3,545	108,725
Liberty Property Trust	4,861	155,601
Mack-Cali Realty Corporation	2,500	86,425
Prologis Trust	15,380	210,552
Total Office and Industrial: 23.9%		$1,783,336
CBL & Associates Properties	3,194	30,886
Developers Diversified Realty Corp	5,880	54,449
Equity One	7,000	113,190
Federal Realty Investment Trust	2,000	135,440
Kimco Realty Corporation	11,767	159,208
Macerich Company	3,544	127,407
National Retail Properties Inc.	9,000	190,980
Regency Centers Corporation	5,575	195,460
Simon Property Group, Inc.	7,829	624,754
SL Green Realty Corp	1,467	73,702
Tanger Factory Outlet Centers, Inc.	1,500	58,485
Taubman Centers, Inc.	2,200	79,002
Weingarten Realty Investors	5,413	107,123
Total Retail: 26.1%		$1,950,086
Public Storage, Inc.	5,000	407,250
Total Storage: 5.5%		$407,250
Total Real Estate Investment Trusts: 98.9%		$7,379,542
(Common Stock Identified Cost $5,495,143)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield *		58,941
Total Cash Equivalents: 0.8%		$58,941
(Cash Equivalents Identified Cost $58,941)
Total Portfolio Value: 99.7%		$7,438,483
(Total Portfolio Identified Cost $5,554,084)
Other Assets Less Liabilities: 0.3%		$19,662
Total Net Assets: 100.0%		$7,458,145
*	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Agrium Inc.	590	36,285
Air Liquide AS – ADR	1,090	26,040
Anglo American PLC – ADR	1,430	31,002
Anglo Platinum Limited – ADR	340	36,380
Arcelormittal – NY Registered Shares	580	26,535
BASF SE – ADR	450	27,945
BHP Billiton Ltd – ADR	1,340	102,617
BHP Billiton PLC – ADR	410	26,178
Cemex S.A. De C.V. – ADR*	2,891	34,172
Lihir Gold Limited – ADR	1,390	40,602
Nippon Steel Corporation – ADR	930	37,572
Potash Corporation of Saskatchewan Inc.	1,150	124,775
Rio Tinto PLC – ADR	120	25,847
Sociedad Quimica – ADR	940	35,316
Syngenta AG – ADR	560	31,511
Vale S.A. – ADR	1,810	52,544
Total For Materials: 11.0%		$695,321
Abb Ltd. – ADR*	1,640	31,324
BAE Systems PLC – ADR	1,660	38,479
Canadian National Railway Company – ADR	840	45,662
Chicago Bridge & Iron Co. NV – ADR	1,400	28,308
CNH Global N.V. – ADR	1,310	32,724
Itochu Corporation – ADR	350	25,896
Komatsu Limited – ADR	470	39,268
Koninklijke Philips El-Ny Shares (New) – ADR	970	28,557
Mitsubishi Corporation – ADR	1,280	63,693
Mitsui & Co., Ltd – ADR	250	71,415
Secom Corporation Limited – ADR	270	25,826
Siemens Ag – ADR	590	54,103
Tata Motors Limited – ADR	2,700	45,522
Vestas Wind Systems A/S – ADR*	1,100	22,330
Volvo AB – ADR	4,430	37,478
Wolseley PLC – ADR	18,200	37,856
Total For Industrials: 9.9%		$628,441
America Movil – Series L – ADR	470	22,081
China Mobile (Hong Kong) Limited – ADR	1,540	71,502
Deutsche Telekom AG – ADR	1,850	27,195
France Telecom SA – ADR	1,596	40,283
Millicom International Cellular SA – ADR	340	25,082
MTN Group Limited – ADR	1,390	22,365
Nippon Telegraph And Telephone Corporation – ADR	1,930	38,098
Rogers Communications, Inc. Class B	730	22,630
Telefonica SA – ADR	350	29,232
Telefonos De Mexico-Class L – ADR	1,390	23,046
Tele Norte Leste Participacoes S.A. – ADR	1,310	28,060
Vivo Participacoes S.A. – ADR	660	20,460
Vodafone Group PLC – ADR	1,290	29,786
Total For Telecomm Services: 6.3%		$399,820
Cadbury Schweppes PLC – ADR	850	43,681
Carrefour SA – ADR	3,880	36,782
Coca-Cola Amatil Limited – ADR	1,260	26,258
CIA Brasileira – ADR	350	26,292
Groupe Danone – ADR*	3,073	37,460
J Sainsbury PLC – ADR	1,500	30,990
Koninklijke Ahold NV – ADR	1,560	20,670
L'Oreal – ADR	1,050	23,415
Nestle S A – ADR	900	43,560
Tesco PLC – ADR	2,140	44,020
Unilever PLC – ADR	1,530	48,807
Unilever N.V. (Netherlands) – ADR – NY Registered Shares	760	24,571
Wal-Mart De Mexico SA – ADR	1,170	52,592
Total For Consumer Staples: 7.2%		$459,098
Adidas AG – ADR	1,400	38,010
Carnival PLC – ADR	760	25,582
DaimlerChrysler AG	750	39,975
Hennes & Mauritz – ADR	3,700	41,033
Honda Motor Company, Ltd. – ADR	1,160	39,324
Makita Corporation – ADR	700	24,668

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Marks and Spencer Group PLC – ADR	2,050	26,650
Sony Corporation – ADR	1,450	42,050
Thomson Reuters – ADR	660	21,285
Toppan Printing – ADR	800	32,000
Toyota Motor Corporation – ADR	1,210	101,834
Vivendi – ADR	1,211	36,027
Volkswagen AG – ADR	1,620	36,207
Total For Consumer Discretionary: 8.0%		$504,645
BG Group PLC – ADR	390	35,295
BP PLC – ADR	1,390	80,578
CNOOC Limited – ADR	710	110,369
Core Laboratories N.V.	440	51,973
Enbridge Inc.	420	19,412
Eni S.P.A. – ADR	620	31,378
Gazprom Oao – ADR	1,530	38,327
Petrochina Co Ltd – ADR	580	68,997
Petroleo Brasileiro S.A. – ADR	2,800	133,504
Royal Dutch Shell PLC – Class B – ADR	1,060	61,618
Sasol Ltd – ADR	540	21,568
Statoil ASA – ADR	3,800	94,658
Tenaris SA – ADR	700	29,855
Total SA – ADR	1,000	64,040
Transocean Ltd.*	590	48,852
Woodside Petroleum – ADR	560	23,632
Total For Energy: 14.4%		$914,056
Allianz AG ADR	3,100	38,595
Australia and New Zealand Banking Group Limited – ADR	3,440	70,520
Banco Bilbao Vizcaya Argentaria S.A. – ADR	2,890	52,136
Banco Bradesco – ADR	1,390	30,399
Banco de Chile – ADR	720	38,808
Itau Unibanco Holding SA – ADR	3,102	70,850
Banco Santander Central Hispano, SA – ADR	6,676	109,753
Bank of Montreal	870	46,180
Bank of Nova Scotia	1,070	50,012
Barclays PLC – ADR	2,250	39,600
BNP Paribas – ADR	950	38,152
Cheung Kong (Holdings) Limited – ADR	2,830	36,281
China Life Insurance Co., Limited – ADR	700	51,345
Credit Suisse Group – ADR	980	48,177
HDFC Bank Limited – ADR	320	41,626
HSBC Holdings PLC – ADR	1,706	97,396
Icici Bank Limited – ADR	1,040	39,218
Intesa Sanpaolo – ADR	1,170	31,707
Jardine Matheson Holdings Limited – ADR	840	25,578
KB Financial Group, Inc. – ADR*	916	46,579
Manulife Financial Corporation	1,520	27,877
Mitsubishi Estate Company Ltd – ADR	220	35,211
Mitsubishi UFJ Financial Group Inc. – ADR	6,200	30,504
National Australia Bank Limited – ADR	2,130	52,015
National Bank of Greece S.A. – ADR	3,640	18,964
Orix Corporation – ADR	1,040	35,526
Royal Bank of Canada	920	49,266
Societe Generale S.A. – ADR	2,200	30,910
Sumitomo Corporation – ADR	4,130	42,167
Sumitomo Mitsui Financial Group – ADR	8,940	25,479
Sun Hung Kai Properties Limited Sp – ADR	1,850	27,473
Tokio Marine Holdings, Incorporated – ADR	1,140	31,019
Toronto Dominion Bank	520	32,614
United Overseas Bank Ltd – ADR	1,340	37,440
Zurich Financial Services AG – ADR	1,140	24,784
Total For Financial Services: 23.7%		$1,504,161
Bayer AG – ADR	680	54,264
Covidien PLC	1,200	57,468
Glaxosmithkline PLC – ADR	1,700	71,825
Novartis AG – ADR	2,350	127,911
Novo Nordisk A/S – ADR	450	28,732
Roche Holdings Limited – ADR	510	21,675
Sanofi-Aventis – ADR	620	24,347

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2009

Common Stocks	Shares	Fair Value
Takeda Pharmaceutical Co. Ltd. – ADR	1,020	20,961
Total For Health Care: 6.4%		$407,183
Accenture PLC – Class A	1,920	79,680
ASML Holdings NV	910	31,022
Baidu, Inc.*	90	37,011
Infosys Technologies – ADR	530	29,293
Nintendo Co., Ltd. – ADR	2,170	64,709
Nokia Corporation – ADR	5,080	65,278
Research In Motion Ltd.*	1,000	67,540
SAP AG – ADR	420	19,660
SINA Corporation*	910	41,114
Taiwan Semiconductor Manufacturing Company, Limited – ADR	3,060	35,006
Trend Micro Incorporated – ADR*	660	25,120
United Microelectronics – ADR	7,430	28,828
Total For Information Technology: 8.3%		$524,261
E. On AG – ADR	880	36,740
Enel Spa – ADR	4,100	23,985
Enersis SA – ADR	1,400	32,004
Huaneng Power International – ADR	1,650	36,960
Iberdrola SA – ADR	450	17,032
International Power PLC – ADR	480	24,192
RWE AG – ADR	210	20,349
Scottish & Southern Energy PLC – ADR	1,650	30,905
Veolia Environnement – ADR	1,030	33,866
Total For Utilities: 4.0%		$256,033
Total Common Stocks: 99.2%		$6,293,019
(Common Stock Identified Cost $5,252,080)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield **		49,817
Total Cash Equivalents: 0.8%		$49,817
(Cash Equivalents Identified Cost $49,817)
Total Portfolio Value: 100.0%		$6,342,836
(Total Portfolio Identified Cost $5,301,897)
Other Assets Less Liabilities: 0.0%		$2,637
Total Net Assets: 100.0%		$6,345,473
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2009

Fixed Income Securities – Bonds	Face	Fair Value
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/2011	2,786,000	2,955,901
American Express Centurion Senior Unsecured Notes, 5.550% Due 10/17/2012	1,417,000	1,515,381
American Express, 4.875% Due 07/15/2013	1,400,000	1,461,912
Bank of America Corporation Senior Notes, 7.375% Due 05/15/2014	490,000	556,010
Bank of America Corporation Senior Unsecured Notes, 5.125% Due 11/15/2014	1,455,000	1,510,143
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,383,976
Bank of New York Mellon NA Subordinated Notes, 5.450% Due 04/01/2016	1,610,000	1,707,933
Bank of New York Mellon Senior Unsecured Notes, 5.450% Due 05/15/2019	1,000,000	1,049,889
Mellon Funding Corp Subordinated Notes, 5.500% Due 11/15/2018	1,501,000	1,543,270
BB&T Corporation Subordinated Notes, 4.75% Due 10/01/2012	1,000,000	1,041,679
BB&T Corporation Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,002,740
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,552,992
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	1,500,000	1,447,524
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,550,604
Equity Residential Properties Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,454,385
Fifth Third Bank Subordinated Notes, 5.450% Due 01/15/2017	1,230,000	1,102,699
JP Morgan Chase & Company Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,149,990
JP Morgan Co. (Formerly Bank One Corp.) Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,067,765
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	530,607
Key Bank NA Subordinated Notes, 5.800% Due 07/01/2014	1,560,000	1,519,846
Morgan Stanley Notes, 5.050% Due 01/21/2011	1,000,000	1,037,451
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,500,000	1,612,803
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	503,352
PNC Funding Corporation, 5.2500% Due 11/15/2015	2,567,000	2,643,124
PNC Funding Corporation Bank Guaranteed Notes, 5.625% Due 02/01/2017	410,000	406,279
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,505,546
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	474,602
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,980,000	2,193,935
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	829,046
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,466,570
Wells Fargo Financial Notes, 6.125% Due 04/18/2012	1,800,000	1,937,077
Bank and Finance: 26.4%		$42,715,031
Federal Farm Credit Bank, 4.150% Due 03/25/2015	778,000	817,134
Federal Farm Credit Bank, 4.500% Due 10/17/2012	1,115,000	1,195,594
Federal National Mortgage Assoc., 2.500% Due 12/17/2015	5,410,000	5,290,012
Federal National Mortgage Assoc., 4.125% Due 02/11/2015	2,500,000	2,507,342
Tennessee Valley Authority, 5.625% Due 01/18/2011	2,000,000	2,104,352
Tennessee Valley Authority, 6.000% Due 03/15/2013	2,875,000	3,219,284
Tennessee Valley Authority, 7.125% Due 05/01/2030	6,105,000	7,488,173
United States Government Agency Obligations: 14.0%.		$22,621,891
United States Treasury Note, 4.500% Due 11/30/2011	3,000,000	3,194,298
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,076,172
United States Treasury Note, 5.750% Due 08/15/2010	1,180,000	1,219,687
United States Treasury Note, 4.250% Due 08/15/2013	600,000	647,626

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2009

Fixed Income Securities – Bonds	Face	Fair Value
United States Treasury Note, 4.750% Due 05/15/2014	3,200,000	3,522,003
United States Government Obligations: 6.0%		$9,659,786
American Home Products Step Up Coupon, 6.950% Due 03/15/2011	2,000,000	2,136,524
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,777,598
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,646,785
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,533,132
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	647,114
General Mills Inc. Senior Unsecured Notes, 6.000% Due 02/15/2012	1,480,000	1,597,920
Hershey Foods, 6.950% Due 08/15/2012	1,055,000	1,176,658
IBM Corporation Notes, 7.625% Due 10/15/2018	2,260,000	2,764,375
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,661,582
Kroger Company Senior Unsecured Notes, 6.800% Due 04/01/2011	1,200,000	1,274,648
Kroger Company Senior Unsecured Notes, 7.500% Due 01/15/2014	760,000	867,377
Lowes Companies, Inc., 8.250% Due 06/01/2010	500,000	516,104
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,178,547
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	1,875,000	2,004,264
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	500,000	614,644
Potash Corporation of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,056,183
Procter & Gamble Company Notes, 4.700% Due 02/15/2019	745,000	764,053
Procter & Gamble Company, 5.500% Due 02/01/2034	1,000,000	1,022,859
Procter and Gamble Company Senior Notes, 4.950% Due 08/15/2014	2,340,000	2,548,531
Target Corporation Notes, 6.350% Due 01/15/2011	1,000,000	1,056,224
Transocean Ltd. Senior Unsecured Notes, 5.250% Due 03/15/2013	1,350,000	1,446,713
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	362,908
United Technologies Corporation Senior Unsecured Notes, 6.125% Due 02/01/2019	2,150,000	2,380,039
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	738,551
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/2018	2,516,000	2,792,139
XTO Energy Incorporated Senior Unsecured Notes, 5.900% Due 08/01/2012	1,515,000	1,659,946
Industrials: 24.3%		$39,225,418
Fannie Mae 15 YR MBS, 5.000% Due 12/01/2019	1,223,314	1,289,027
Fannie Mae 30 YR MBS, 6.000% Due 08/01/2034	1,565,937	1,672,861
Fannie Mae MBS, Series 253300, 7.500% Due 05/01/2020	7,309	8,266
FHLMC Pool 780439, 2.734% Due 04/01/2033	348,218	357,002
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,727,855
Freddie Mac 15 Year Gold, 7.000% Due 03/01/2011	1,150	1,175
Freddie Mac CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	2,500,000	2,652,332
Freddie Mac CMO Series 2617 Class DN, 4.500% Due 10/15/2030	900,000	931,833
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/2025	1,000,000	1,056,591
Freddie Mac CMO Series 3287 Class GC, 5.500% Due 08/15/2034	1,150,000	1,215,251
Freddie Mac MBS, 8.000% Due 06/01/2030	9,450	10,830
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/2033	2,500,000	2,636,785
Ginnie Mae Pool 2658, 6.500% Due 10/20/2028	85,023	92,202
Government National Mortgage Assoc. 30 YR MBS, 5.000% Due 09/15/2033	4,075,204	4,223,424
Government National Mortgage Assoc. GNMA II Pool 2945, 7.500% Due 07/20/2030	15,130	16,990
Government National Mortgage Assoc. II JM 30 YR MBS, 5.5000% Due 07/20/2038	1,238,120	1,287,508

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2009

Fixed Income Securities – Bonds	Face	Fair Value
Government National Mortgage Assoc. Pool 780400, 7.000% Due 12/15/2025	10,650	11,823
Government National Mortgage Assoc. Pool 780420, 7.500% Due 08/15/2026	6,114	6,879
Government National Mortgage Assoc. Pool 781397, 5.500% Due 02/15/2017	141,774	151,440
Government Agency Obligations - Mortgage Backed Securities: 12.0%		$19,350,074
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/2013	2,825,000	3,187,298
Duke Energy Carolinas First Mortgage 5.750% Due 11/15/2013	527,000	577,034
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	794,000	841,108
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	296,484
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	1,083,750
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,246,236
Midamerican Energy Holdings Senior Unsecured Notes, 3.150% Due 07/15/2012	1,000,000	1,018,634
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,333,773
National Rural Utilities Collateral Trust, 4.375% Due 10/01/2010	1,500,000	1,540,299
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	406,224
Southern Company Senior Unsecured Notes, 5.300% Due 01/15/2012	500,000	535,710
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/2013	3,000,000	3,138,069
Virginia Electric & Power Company Senior Unsecured Notes 4.500% Due 12/15/2010	625,000	642,926
Utilities: 9.8%		$15,847,545
Goat Hill Washington Properties Lease Revenue (MBIA Insured), 5.000% Due 12/01/2012	640,000	709,555
Municipal: 0.4%		$709,555
Cuyahoga County OH General Obligation Ltd. Build America Bonds, 6.034% Due 12/01/2034	3,000,000	2,960,250
University of Washington Revenue Build America Bonds, 5.400% Due 06/01/2036	3,000,000	2,816,400
Taxable Municipal: 3.6%		5,776,650
Total Fixed Income: 96.5%		$155,905,950
(Fixed Income Identified Cost $150,763,908)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield *		3,962,080
Total Cash Equivalents: 2.4%		$3,962,080
(Cash Equivalents Identified Cost $3,962,080)
Total Portfolio Value: 98.9%		$159,868,030
(Total Portfolio Identified Cost $154,725,988)
Other Assets Less Liabilities: 1.1%		$1,710,854
Total Net Assets: 100.0%		$161,578,884
*	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.
(A)	Abbreviations: FHLMC: Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2009

Municipal Income Securities – Bonds	Face	Fair Value
Akron Ohio Refunding, 5.000% Due 12/1/2012	200,000	220,228
Cincinnati, OH, General Obligation, 5.000% Due 12/01/2017	75,000	84,178
Cincinnati, Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	153,661
Dayton, OH, General Obligation (AMBAC Insured), 4.450% Due 12/01/2012	100,000	103,711
Gahanna, OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	436,412
Mason, OH General Obligation Limited, 4.000% Due 12/01/2020	375,000	390,203
Mentor, OH, General Obligation (MBIA Insured), 5.000% Due 12/01/2015	140,000	160,916
Sharonville Ohio General Obligation, 2.625% Due 12/01/2013	200,000	205,048
Westerville, OH, General Obligation Limited (Callable 12/01/2017 @ $100) (AMBAC Insured), 5.000% Due 12/01/2024	445,000	485,268
General Obligation – City: 8.9%		$2,239,625
Harris County Texas General Obligation Limited (Callable 10/1/18 @ $100) 5.750% Due 10/01/2025	200,000	233,116
General Obligation – County: 0.9%		$233,116
Avon Lake Ohio General Obligation Limited 2.000% Due 12/01/2011	115,000	116,616
State of Ohio Common Schools - Series A, 4.000% Due 6/15/2010	60,000	60,985
State of Ohio Common Schools - Series C, 5.000% Due 3/15/2017	120,000	129,851
State of Ohio, 5.000% Due 3/01/2015	385,000	420,235
State of Ohio General Obligation, 4.500% Due 5/01/2019	500,000	524,360
State of Ohio General Obligation, 5.250% Due 5/01/2012	175,000	192,050
State of Colorado Higher Education Lease Financing Program Certificate of Participation (Callable 11/1/18 @ $100), 5.250% Due 11/01/2023	220,000	236,698
General Obligation – State: 6.7%		$1,680,795
Arizona Board of Regents Revenue Arizona State University (Callable 7/1/18 @ $100), 5.750% Due 07/01/2023	300,000	344,910
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	549,730
Ohio State University General Receipt Revenue Series A, 4.000% Due 12/01/2012	250,000	270,430
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	167,589
State of Ohio Higher Education Facility Commission Revenue – Xavier University Project, 5.0000% Due 05/01/2016	150,000	160,107
State of Ohio Higher Educational Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	175,000	191,776
University of Cincinnati, Certificate of Participation, 5.750% Due 12/01/2011	25,000	27,223
University of Cincinnati Ohio General Receipt Revenue, 2.000% Due 06/01/2011	100,000	100,830
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	266,788
Higher Education: 8.3%		$2,079,383
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	343,817
Hamilton County, OH, Hospital Children's Hospital Medical Center, Series G (MBIA Insured), 5.250%, Due 5/15/2010	100,000	100,783
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center, 5.000% Due 12/01/2011	200,000	207,076
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center (Callable 5/1/19 @ $100), 5.000% Due 05/01/2024	500,000	501,075
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200% Due 09/01/2010	100,000	102,122
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	208,342
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	109,612

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2009

Municipal Income Securities – Bonds	Face	Fair Value
Hospital/Health: 6.2%		$1,572,827
Cleveland, OH, Public Power System Revenue, 5.500% Due 11/15/2013	100,000	107,723
Hamilton, OH Electric, (FSA Insured), 3.600% Due 10/15/2010	200,000	203,768
Ohio Muni Generation Agency (AMBAC Insured), 5.000% Due 2/15/2017	325,000	338,312
Revenue Bonds – Electric: 2.6%		$649,803
Butler County, OH Water and Sewer General Obligation Limited, 2.250% Due 12/01/2012	100,000	102,639
Butler County, OH Water and Sewer General Obligation Limited, 3.500% Due 12/01/2017	400,000	408,032
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500% Due 01/01/2013	150,000	155,257
Cleveland, OH, Waterworks Unrefunded Portion (FSA Insured), 5.250% Due 01/01/2010	40,000	40,000
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	154,908
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	536,360
Mason, OH Sewer System Revenue Callable 6/1/14 @ $100 (MBIA Insured), 4.850% Due 12/01/2024	340,000	329,803
Nashville and Davidson, TN, 7.700% Due 01/01/2012	15,000	15,495
North Texas Muni Water District Water System Revenue (Callable 9/1/18 @ $100) 5.250% Due 09/01/2022	415,000	466,157
State of Ohio Water Development Authority Revenue, 5.000% Due 06/01/2013	250,000	281,135
Washington County, OR Clean Water Services Sewer Revenue Senior Lien Series A (Callable 10/01/2019 @ $100), 5.250% Due 10/01/2025	290,000	326,705
San Antonio Texas Electric and Gas Revenue (Callable 02/01/2015 @ $100), 5.000% Due 02/01/2025	150,000	158,580
Revenue Bond – Water & Sewer: 11.8%		$2,975,071
Clermont County, OH Transportation Improvement District Revenue 3.875% Due 12/01/2012	250,000	268,055
Cleveland, OH Parking Facilities Revenue (FSA Insured), 4.000% Due 09/15/2015	150,000	151,134
Cleveland, OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	458,788
Newport, Kentucky First Mortgage Revenue Court Facilities Project (Callable 10/1/19 @ $100) 4.000% Due 10/01/2025	500,000	486,295
State of Ohio Major New Infrastructure Revenue (Callable 6/15/18 @ $100) 5.5000% Due 06/15/2020	200,000	229,012
Special Obligation Bonds: 6.3%		$1,593,284
Barberton, OH City School District General Obligation (Callable 6/1/18 @ $100) (SDCEP Insured), 4.750% Due 12/01/2023	300,000	320,550
Brunswick Ohio School District General Obligation Unlimited, 2.100% Due 12/01/2012	210,000	215,557
Chillicothe, OH City School District GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	301,071
Cincinnati, OH, City School District General Obligation (FGIC Insured), 5.000% Due 12/01/2014	225,000	254,572
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000% Due 12/01/2020	140,000	146,374
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500% Due 12/01/2021	100,000	109,276
Columbus Ohio City School District School Facilities Construction and Improvement General Obligation, 4.000% Due 12/01/2023	175,000	178,713
Dayton, OH, City School District, (FGIC Insured), 3.250% Due 12/01/2010	100,000	101,971
Delaware, OH, City School District, General Obligation (MBIA Insured), 5.000% Due 12/01/2020	250,000	264,787
Fairfield, OH, City School District Refunding General Obligation Unlimited (Callable 12/01/2011 @ $100) (MBIA-IL-RE FGIC Insured), 5.250% Due 12/01/2014	95,000	101,102
Fairfield, OH, (FGIC Insured), 0.000% Due 12/01/2011*	100,000	97,307

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2009

Municipal Income Securities – Bonds	Face	Fair Value
Garrett-Keyser-Butler Indiana Middle School Building Corporation First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	300,022
Girard, OH City School District (FSA Insured), 3.850% Due 12/01/2010	235,000	242,363
Jackson, OH, Local School District Stark and Summit Counties General Obligation Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	338,682
Keller, TX, Independent School District General Obligation Unlimited (Callable 02/15/19 @ $100), 4.500% Due 02/15/2020	250,000	260,618
Kenton County Kentucky School District Finance Corporation School Building Revenue (Callable 2/01/2019 @ $100), 4.500% Due 02/01/2025	300,000	303,111
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	445,662
Kings Local, OH, 6.350% Due 12/01/2012	15,000	17,142
Kings Local, OH, 6.400% Due 12/01/2013	150,000	177,258
Mariemont, OH City School District General Obligation (Callable 6/1/15 @ $100 Sinkable 12/1/21 @ $100) (FSA Insured), 4.400% Due 12/01/2023	515,000	520,660
Marshall County, KY School District Finance Corporation School Building Revenue, 3.000% Due 03/01/2015	250,000	261,180
Mason, OH City Schools (FGIC Insured), 5.000% Due 12/01/2015	135,000	154,768
Medina Ohio City School District General Obligation, 5.000% Due 12/01/2023	280,000	295,842
Milton Union, OH Exempted Village School District GO Limited, 2.000% Due 12/01/2011	195,000	198,221
Nelsonville York, OH City School District GO (SDCEP Insured), 5.000% Due 12/01/2012	270,000	296,336
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	223,678
South Vermillion Indiana School Building Corporation First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	401,166
St. Marys Ohio School District School Facilities Construction and Improvement General Obligation, 5.000% Due 12/01/2013	200,000	227,332
Sycamore, OH, Community School District, 3.250% Due 12/01/2010	330,000	338,616
Sycamore Ohio Community School District General Obligation, 4.375% Due 12/01/2018	400,000	431,980
Sycamore, OH, Community Unlimited, 5.375% Due 12/01/2013	125,000	142,884
School District: 30.4%		$7,668,801
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (Callable 1/1/2019 @ $100) (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	100,000	101,098
Kentucky State Property and Buildings Commission Revenue Series A, 5.000% Due 11/01/2012	205,000	225,627
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (Callable 9/1/19 @ $100) (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	200,000	202,474
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A (Callable 09/01/2018 @ $100), 5.550% Due 09/01/2028	500,000	525,540
Ohio State Dept of Administrative Services, 4.000% Due 09/01/2012	145,000	154,743
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000% Due 09/01/2011	255,000	271,458
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100% Due 09/01/2017	75,000	77,313
State of Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	205,366
State of Ohio Cultural Facilities Revenue (FSA Insured), 5.000% Due 10/01/2012	250,000	275,562
State of Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	472,345
State of Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	190,405
State of Ohio Housing Finance Agency Residential Mortgage Revenue Series F (Callable 9/1/18 @ $100) (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	440,000	445,645

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2009

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Parks and Recreation Bonds, 4.350% Due 12/01/2011	100,000	103,012
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	345,609
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	339,057
State Agency: 15.6%		$3,935,254
Total Fixed Income – Municipal Bonds: 97.7%		$24,627,959
(Municipal Bonds Identified Cost $23,799,171)
Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund 0.10% yield**		401,589
Total Cash Equivalents: 1.6%		$401,589
(Cash Equivalents Identified Cost $401,589)
Total Portfolio Value: 99.3%		$25,029,548
(Total Portfolio Identified Cost $24,200,760)
Other Assets Less Liabilities: 0.7%		$187,137
Total Net Assets: 100.0%		$25,216,685
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Fair Value*	$49,711,656	$41,663,143	$12,583,127	$5,594,350	$39,444,579	$6,563,982
Dividends and Interest Receivable	77,406	30,006	5,172	4,372	48,654	2,603
Securities Sold Receivable	0	0	0	0	0	62,400
Fund Shares Sold Receivable	5,200	55,738	537	0	15,415	0
Total Assets	$49,794,262	$41,748,887	$12,588,836	$5,598,722	$39,508,648	$6,628,985
Liabilities:
Accrued Management Fees	$41,885	$34,169	$10,447	$4,626	$33,001	$5,434
Securities Purchased Payable	0	809,840	0	0	0	0
Fund Shares Redeemed Payable	13,950	23,670	0	7	7,443	0
Total Liabilities	$55,835	$867,679	$10,447	$4,633	$40,444	$5,434
Net Assets	$49,738,427	$40,881,208	$12,578,389	$5,594,089	$39,468,204	$6,623,551
Net Assets Consist of:
Paid in Capital	$49,199,525	$44,186,738	$15,135,374	$7,833,297	$49,622,012	$10,211,389
Accumulated Undistributed Net Investment Income (Loss)	34,694	30,099	6,105	2,328	7,381	0
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(4,804,040)	(5,860,672)	(3,409,104)	(2,914,789)	(18,249,943)	(4,439,259)
Net Unrealized Gain (Loss) on Investments	5,308,248	2,525,043	846,014	673,253	8,088,754	851,421
Net Assets	$49,738,427	$40,881,208	$12,578,389	$5,594,089	$39,468,204	$6,623,551
Shares Outstanding (Unlimited Amount Authorized)	3,175,349	1,960,492	905,327	455,373	1,640,574	614,043
Offering, Redemption and Net Asset Value Per Share	$15.66	$20.85	$13.89	$12.28	$24.06	$10.79
*Identified Cost of Securities	$44,403,408	$39,138,100	$11,737,113	$4,921,097	$31,355,825	$5,712,561

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF ASSETS AND LIABILITIES  – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$7,438,483	$6,342,836	$159,868,030	$25,029,548
Dividends and Interest Receivable	25,952	7,129	1,829,265	200,601
Fund Shares Sold Receivable	2,155	4,454	27,062	150
Total Assets	$7,466,590	$6,354,419	$161,724,357	$25,230,299
Liabilities:
Accrued Management Fees	6,376	4,558	117,127	13,614
Fund Shares Redeemed Payable	2,069	4,388	28,346	0
Total Liabilities	$8,445	$8,946	$145,473	$13,614
Net Assets	$7,458,145	$6,345,473	$161,578,884	$25,216,685
Net Assets Consist of:
Paid in Capital	$5,664,231	$5,270,571	$156,422,892	$24,384,154
Accumulated Undistributed Net Investment Income (Loss)	0	(9,391)	7,109	3,587
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(90,485)	43,354	6,841	156
Net Unrealized Gain (Loss) on Investments	1,884,399	1,040,939	5,142,042	828,788
Net Assets	$7,458,145	$6,345,473	$161,578,884	$25,216,685
Shares Outstanding (Unlimited Amount Authorized).	682,997	295,541	9,739,220	1,511,649
Offering, Redemption and Net Asset Value Per Share	$10.92	$21.47	$16.59	$16.68
*Identified Cost of Securities.	$5,554,084	$5,301,897	$154,725,988	$24,200,760

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Year Ended 12/31/2009	Year Ended 12/31/2009	Year Ended 12/31/2009	Year Ended 12/31/2009	Year Ended 12/31/2009	Year Ended 12/31/2009
Investment Income:
Interest	$1,699	$0	$733	$0	$0	$0
Dividends	1,144,910	630,916	108,315	91,211	512,378	66,979
Total Investment Income	$1,146,609	$630,916	$109,048	$91,211	$512,378	$66,979
Expenses:
Gross Management Fee	$401,880	$342,752	$102,941	$47,782	$335,043	$56,345
Total Expenses	$401,880	$342,752	$102,941	$47,782	$335,043	$56,345
Net Investment Income	$744,729	$288,164	$6,107	$43,429	$177,335	$10,634
Realized and Unrealized Gains (Losses):
Net Realized (Loss) from Security Transactions	$(2,727,909)	$(5,483,252)	$(2,013,811)	$(1,092,405)	$(10,830,692)	$(1,464,230)
Net Unrealized Gain on Investments	10,860,574	12,965,818	5,335,993	2,481,112	25,375,400	2,853,275
Net Gain on Investments	$8,132,665	$7,482,566	$3,322,182	$1,388,707	$14,544,708	$1,389,045
Net Increase in Assets from Operations	$8,877,394	$7,770,730	$3,328,289	$1,432,136	$14,722,043	$1,399,679

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2009	Year Ended 12/31/2009	Year Ended 12/31/2009	Year Ended 12/31/2009
Investment Income:
Interest	$35	$0	$6,477,657	$717,271
Dividends	251,748	88,924 *	0	0
Total Investment Income	$251,783	$88,924	$6,477,657	$717,271
Expenses:
Gross Management Fee	$60,374	$44,778	$1,388,781	$197,460
Total Expenses	$60,374	$44,778	$1,388,781	$197,460
Management Fee Waiver (See accompanying note #4)	0	(12,794)	(208,317)	(69,111)
Net Expenses	$60,374	$31,984	$1,180,464	$128,349
Net Investment Income	$191,409	$56,940	$5,297,193	$588,922
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$(86,496)	$78,470	$2,037,188	$315
Net Unrealized Gain (Loss) on Investments	1,232,407	920,344	1,236,840	579,933
Net Gain (Loss) on Investments	$1,145,911	$998,814	$3,274,028	$580,248
Net Increase (Decrease) in Assets from Operations	$1,337,320	$1,055,754	$8,571,221	$1,169,170
*	International Fund dividend income is net of foreign tax withholdings of $8,864.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008
Operations:
Net Investment Income (Loss)	$744,729	$439,201	$288,164	$322,249	$6,107	$(12,921)
Net Realized Gain (Loss) from Security Transactions	(2,727,909)	(2,065,703)	(5,483,252)	(373,623)	(2,013,811)	(1,392,882)
Net Unrealized Gain (Loss) on Investments	10,860,574	(6,851,921)	12,965,818	(18,647,061)	5,335,993	(4,957,218)
Net Increase (Decrease) in Assets from Operations	$8,877,394	$(8,478,423)	$7,770,730	$(18,698,435)	$3,328,289	$(6,363,021)
Distributions to Shareholders:
Net Investment Income	$(714,624)	$(439,085)	$(258,065)	$(322,861)	$0	$0
Net Realized Gain from Security Transactions	(38,136)	0	0	0	(32,771)	0
Net (Decrease) in Assets from Distributions	$(752,760)	$(439,085)	$(258,065)	$(322,861)	$(32,771)	$0
Capital Share Transactions:
Proceeds From Sale of Shares	$11,677,756	$24,823,124	$5,240,122	$6,421,036	$1,917,925	$4,449,114
Shares Issued on Reinvestment of Distributions	295,508	152,859	168,779	214,319	32,771	0
Cost of Shares Redeemed	(5,504,285)	(1,886,347)	(4,599,835)	(8,105,099)	(1,408,405)	(1,330,462)
Net Increase (Decrease) in Assets from Capital Share Transactions	$6,468,979	$23,089,636	$809,066	$(1,469,744)	$542,291	$3,118,652
Net Change in Net Assets	$14,593,613	$14,172,128	$8,321,731	$(20,491,040)	$3,837,809	$(3,244,369)
Net Assets at Beginning of Period	$35,144,814	$20,972,686	$32,559,477	$53,050,517	$8,740,580	$11,984,949

Net Assets at End of Period	$49,738,427	$35,144,814	$40,881,208	$32,559,477	$12,578,389	$8,740,580
Including accumulated undistributed net investment income of	$34,694	$4,602	$30,099	$0	$6,105	$0

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF CHANGES IN NET ASSETS  – continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008
Operations:
Net Investment Income	$43,429	$57,062	$177,335	$298,722	$10,634	$10,394
Net Realized (Loss) from Security Transactions	(1,092,405)	(1,723,143)	(10,830,692)	(7,419,251)	(1,464,230)	(2,496,206)
Net Unrealized Gain (Loss) on Investments	2,481,112	(2,484,480)	25,375,400	(31,599,700)	2,853,275	(2,150,205)
Net Increase (Decrease) in Assets from Operations	$1,432,136	$(4,150,561)	$14,722,043	$(38,720,229)	$1,399,679	$(4,636,017)
Distributions to Shareholders:
Net Investment Income	$(41,101)	$(57,062)	$(169,954)	$(300,008)	$(10,634)	$(10,394)
Net Realized Gain from Security Transactions	0	0	0	0	0	0
Return of Capital	0	(6,097)	0	(56,249)	(2,685)	(5,566)
Net (Decrease) in Assets from Distributions.	$(41,101)	$(63,159)	$(169,954)	$(356,257)	$(13,319)	$(15,960)
Capital Share Transactions:
Proceeds From Sale of Shares	$214,398	$695,251	$1,225,355	$2,722,349	$196,351	$742,307
Shares Issued on Reinvestment of Distributions	13,372	21,297	60,982	116,378	3,050	3,716
Cost of Shares Redeemed	(738,393)	(2,285,153)	(7,280,845)	(16,414,512)	(342,528)	(546,161)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(510,623)	$(1,568,605)	$(5,994,508)	$(13,575,785)	$(143,127)	$199,862
Net Change in Net Assets	$880,412	$(5,782,325)	$8,557,581	$(52,652,271)	$1,243,233	$(4,452,115)
Net Assets at Beginning of Period	$4,713,677	$10,496,002	$30,910,623	$83,562,894	$5,380,318	$9,832,433
Net Assets at End of Period	$5,594,089	$4,713,677	$39,468,204	$30,910,623	$6,623,551	$5,380,318
Including accumulated undistributed net investment income of	$2,328	$0	$7,381	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2009

STATEMENT OF CHANGES IN NET ASSETS  – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Period Ended 12/31/2008*	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008
Operations:
Net Investment Income (Loss)	$191,409	$250,549	$56,940	$(607)	$5,297,193	$4,284,971	$588,922	$437,818
Net Realized Gain (Loss) from Security Transactions	(86,496)	69,505	78,470	0	2,037,188	707,431	315	36,487
Net Unrealized Gain (Loss) on Investments	1,232,407	(5,079,200)	920,344	120,596	1,236,840	1,927,925	579,933	48,832
Net Increase (Decrease) in Assets from Operations	$1,337,320	$(4,759,146)	$1,055,754	$119,989	$8,571,221	$6,920,327	$1,169,170	$523,137
Distributions to Shareholders:
Net Investment Income	$(191,409)	$(219,078)	$(67,305)	0	$(5,304,655)	$(4,285,378)	$(585,335)	$(433,906)
Net Realized Gain from Security Transactions	0	(263,971)	(33,535)	0	(2,016,846)	(588,517)	0	0
Return of Capital	(62,198)	(87,958)	0	0	0	0	0	0
Net (Decrease) in Assets from Distributions	$(253,607)	$(571,007)	$(100,840)	$0	$(7,321,501)	$(4,873,895)	$(585,335)	$(433,906)
Capital Share Transactions:
Proceeds From Sale of Shares	$143,896	$320,097	$3,756,415	$1,658,813	$56,036,823	$23,925,880	$13,538,300	$5,767,829
Shares Issued on Reinvestment of Distributions	65,497	287,307	62,527	0	3,021,105	1,408,825	19,834	33,557
Cost of Shares Redeemed	(580,552)	(1,986,286)	(207,185)	0	(17,310,016)	(12,987,261)	(3,828,795)	(2,452,744)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(371,159)	$(1,378,882)	$3,611,757	$1,658,813	$41,747,912	$12,347,444	$9,729,339	$3,348,642
Net Change in Net Assets	$712,554	$(6,709,035)	$4,566,671	$1,778,802	$42,997,632	$14,393,876	$10,313,174	$3,437,873
Net Assets at Beginning of Period	$6,745,591	$13,454,626	$1,778,802	$0	$118,581,252	$104,187,376	$14,903,511	$11,465,638
Net Assets at End of Period	$7,458,145	$6,745,591	$6,345,473	$1,778,802	$161,578,884	$118,581,252	$25,216,685	$14,903,511
Including accumulated undistributed net investment income (loss) of	$0	$0	$(9,391)	$(607)	$7,109	$0	$3,587	$3,997
*	Fund Inception was December 8, 2008.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Equity Income Fund:

	Period Ended December 31
	2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$13.07	$18.58	$17.51	$15.00	$0.00
Operations:
Net Investment Income	$0.24	$0.16	$0.20	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$2.59	($5.51)	$1.65	$2.52	$0.00
Total Operations	$2.83	($5.35)	$1.85	$2.65	$0.00
Distributions:
Distributions from Net Investment Income	($0.23)	($0.16)	($0.20)	($0.13)	$0.00
Distributions from Net Realized Capital Gains	($0.01)	$0.00	($0.58)	($0.01)	$0.00
Total Distributions	($0.24)	($0.16)	($0.78)	($0.14)	$0.00
Net Asset Value End of Period	$15.66	$13.07	$18.58	$17.51	$15.00
Total Return(a)	21.66%	(28.75%)	10.54%	17.65%	0.00%
Net Assets, End of Period (Millions)	$49.74	$35.14	$20.97	$8.69	$0.10
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.85%	1.64%	1.26%	1.41%	0.00%
Average Net Assets after Waiver	1.85%	1.66%	1.31%	1.52%	0.00%
Portfolio Turnover Rate	48.23%	56.47%	43.50%	39.41%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Year Ended December 31
	2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$16.85	$26.35	$26.67	$25.43	$24.81
Operations:
Net Investment Income	$0.15	$0.17	$0.13	$0.19	$0.14
Net Gains (Losses) on Securities (Realized & Unrealized)	$3.98	($9.50)	$2.86	$2.86	$0.80
Total Operations	$4.13	($9.33)	$2.99	$3.05	$0.94
Distributions:
Distributions from Net Investment Income	($0.13)	($0.17)	($0.13)	($0.19)	($0.14)
Distributions from Return of Capital	$0.00	$0.00 (a)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	($3.18)	($1.62)	($0.18)
Total Distributions	($0.13)	($0.17)	($3.31)	($1.81)	($0.32)
Net Asset Value End of Period	$20.85	$16.85	$26.35	$26.67	$25.43
Total Return(b)	24.52%	(35.41%)	11.11%	11.94%	3.78%
Net Assets, End of Period (Millions)	$40.88	$32.56	$53.05	$52.64	$52.83
Ratios after Fee Waivers:(c)
Ratio of Expenses to Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.84%	0.69%	0.39%	0.63%	0.52%
Average Net Assets after Waiver	0.84%	0.71%	0.44%	0.68%	0.57%
Portfolio Turnover Rate	76.77%	85.40%	57.24%	66.18%	48.25%

(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Dynamic Growth Fund:

	Period Ended December 31
	2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$10.11	$17.47	$16.81	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.01	($0.01)	($0.01)	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$3.81	($7.35)	$1.09	$1.81	$0.00
Total Operations	$3.82	($7.36)	$1.08	$1.82	$0.00
Distributions:
Distributions from Net Investment Income	$0.00	$0.00	$0.00	($0.01)	$0.00
Distributions from Net Realized Capital Gains	($0.04)	$0.00	($0.42)	$0.00	$0.00
Total Distributions	($0.04)	$0.00	($0.42)	($0.01)	$0.00
Net Asset Value End of Period	$13.89	$10.11	$17.47	$16.81	$15.00
Total Return(a)	37.88%	(42.13%)	6.38%	12.15%	0.00%
Net Assets, End of Period (Millions)	$12.58	$8.74	$11.98	$3.95	$0.10
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.06%	(0.13%)	(0.09%)	0.01%	0.00%
Average Net Assets after Waiver	0.06%	(0.11%)	(0.04%)	0.12%	0.00%
Portfolio Turnover Rate	59.47%	77.47%	65.78%	60.98%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Discplined Large-Cap Fund:

	Period Ended December 31
	2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$9.24	$16.51	$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.10	$0.11	$0.07	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$3.03	($7.26)	$0.62	$1.29	$0.00
Total Operations	$3.13	($7.15)	$0.69	$1.35	$0.00
Distributions:
Distributions from Net Investment Income	($0.09)	($0.11)	($0.07)	($0.06)	$0.00
Distributions from Return of Capital	$0.00	($0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	($0.40)	$0.00	$0.00
Total Distributions	($0.09)	($0.12)	($0.47)	($0.06)	$0.00
Net Asset Value End of Period	$12.28	$9.24	$16.51	$16.29	$15.00
Total Return(a)	33.87%	(43.27%)	4.24%	8.98%	0.00%
Net Assets, End of Period (Millions)	$5.59	$4.71	$10.50	$9.60	$3.72
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.91%	0.73%	0.38%	0.31%	0.00%
Average Net Assets after Waiver	0.91%	0.75%	0.43%	0.41%	0.00%
Portfolio Turnover Rate	94.22%	104.11%	84.61%	58.83%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, the Adviser waived the 1.00% management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Disciplined Mid-Cap Fund:

	Year Ended December 31
	2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$15.45	$30.70	$31.83	$32.53	$33.14
Operations:
Net Investment Income	$0.10	$0.15	$0.07	$0.15	$0.18
Net Gains (Losses) on Securities (Realized & Unrealized)	$8.61	($15.22)	$2.06	$3.80	$3.78
Total Operations	$8.71	($15.07)	$2.13	$3.95	$3.96
Distributions:
Distributions from Net Investment Income	($0.10)	($0.15)	($0.07)	($0.15)	($0.18)
Distributions from Return of Capital	$0.00	($0.03)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	($3.19)	($4.50)	($4.39)
Total Distributions	($0.10)	($0.18)	($3.26)	($4.65)	($4.57)
Net Asset Value End of Period	$24.06	$15.45	$30.70	$31.83	$32.53
Total Return(a)	56.39%	(49.07%)	6.62%	12.02%	11.90%
Net Assets, End of Period (Millions)	$39.47	$30.91	$83.56	$87.73	$92.69
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.53%	0.46%	0.14%	0.33%	0.47%
Average Net Assets after Waiver	0.53%	0.48%	0.19%	0.38%	0.52%
Portfolio Turnover Rate	115.74%	110.80%	85.16%	91.16%	89.43%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Discplined Small-Cap Fund:

	Period Ended December 31
	2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$8.49	$15.82	$17.52	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.02	$0.02	($0.06)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$2.30	($7.32)	($1.64)	$2.52	$0.00
Total Operations	$2.32	($7.30)	($1.70)	$2.52	$0.00
Distributions:
Distributions from Net Investment Income	($0.02)	($0.02)	$0.00	$0.00	$0.00
Distributions from Return of Capital	$0.00 (a)	($0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.02)	($0.03)	$0.00	$0.00	$0.00
Net Asset Value End of Period	$10.79	$8.49	$15.82	$17.52	$15.00
Total Return(b)	27.34%	(46.17%)	(9.70%)	16.80%	0.00%
Net Assets, End of Period (Millions)	$6.62	$5.38	$9.80	$10.59	$3.51
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.19%	0.11%	(0.36%)	(0.21%)	0.00%
Average Net Assets after Waiver	0.19%	0.13%	(0.31%)	(0.10%)	0.00%
Portfolio Turnover Rate	162.28%	169.95%	118.14%	87.93%	0.00%

*	Commencement Date December 30, 2005
(a)	Distributions from Return of Capital amounted to less than $0.05 per share
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2005, the Adviser waived the 1.00% management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Year Ended December 31
	2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$9.30	$16.01	$23.50	$18.94	$18.72
Operations:
Net Investment Income	$0.28	$0.28	$0.46	$0.39	$0.47
Net Return of Capital	$0.06	$0.07	$0.10	$0.30	$0.27
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.65	($6.31)	($4.57)	$5.51	$1.28
Total Operations	$1.99	($5.96)	($4.01)	$6.20	$2.02
Distributions:
Distributions from Net Investment Income	($0.28)	($0.28)	($0.46)	($0.39)	($0.47)
Distributions from Return of Capital	($0.09)	($0.12)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	($0.35)	($3.02)	($1.25)	($1.33)
Total Distributions	($0.37)	($0.75)	($3.48)	($1.64)	($1.80)
Net Asset Value End of Period	$10.92	$9.30	$16.01	$23.50	$18.94
Total Return(a)	22.34%	(38.47%)	(17.09%)	33.06%	10.95%
Net Assets, End of Period (Millions)	$7.46	$6.75	$13.45	$21.95	$17.72
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.17%	2.21%	1.82%	1.74%	2.41%
Average Net Assets after Waiver	3.17%	2.23%	1.87%	1.79%	2.46%
Portfolio Turnover Rate	6.19%	3.31%	13.73%	10.49%	4.89%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout the Period for the International Fund:

	Year Ended December 31 2009	Period Ended December 31 2008*
Net Asset Value Beginning of Period	$16.12	$15.00
Operations:
Net Investment Income (Loss)	$0.20	($0.01)
Net Gains on Securities (Realized & Unrealized)	$5.49	$1.13
Total Operations	$5.69	$1.12
Distributions:
Distributions from Net Investment Income	($0.23)	$0.00
Distributions from Net Realized Capital Gains	($0.11)	$0.00
Total Distributions	($0.34)	$0.00
Net Asset Value End of Period	$21.47	$16.12
Total Return(a)	35.32%	7.47	%(b)
Net Assets, End of Period (Millions)	$6.35	$1.78
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40%	1.33	%(d)
Average Net Assets after Waiver	1.00%	0.95	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.36%	(0.98	%)(d)
Average Net Assets after Waiver	1.76%	(0.60	%)(d)
Portfolio Turnover Rate	22.12%	0.00%

*	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2010. (See accompanying note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Year Ended December 31
	2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$16.40	$16.12	$15.79	$15.85	$16.08
Operations:
Net Investment Income	$0.61	$0.62	$0.66	$0.63	$0.55
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.40	$0.36	$0.33	($0.06)	($0.20)
Total Operations	$1.01	$0.98	$0.99	$0.57	$0.35
Distributions:
Distributions from Net Investment Income	($0.61)	($0.62)	($0.66)	($0.63)	($0.55)
Distributions from Net Realized Capital Gains	($0.21)	($0.08)	$0.00	$0.00	($0.03)
Total Distributions	($0.82)	($0.70)	($0.66)	($0.63)	($0.58)
Net Asset Value End of Period	$16.59	$16.40	$16.12	$15.79	$15.85
Total Return(a)	6.27%	6.23%	6.40%	3.71%	2.19%
Net Assets, End of Period (Millions)	$161.58	$118.58	$104.19	$83.84	$69.02
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.66%	3.72%	4.08%	3.93%	3.41%
Average Net Assets after Waiver	3.81%	3.87%	4.23%	4.08%	3.56%
Portfolio Turnover Rate	34.17%	23.99%	12.14%	35.70%	32.79%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Year Ended December 31
	2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$16.09	$15.98	$15.91	$15.92	$16.25
Operations:
Net Investment Income	$0.47	$0.51	$0.55	$0.53	$0.54
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.59	$0.11	$0.07	($0.01)	($0.33)
Total Operations	$1.06	$0.62	$0.62	$0.52	$0.21
Distributions:
Distributions from Net Investment Income	($0.47)	($0.51)	($0.55)	($0.53)	($0.54)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.47)	($0.51)	($0.55)	($0.53)	($0.54)
Net Asset Value End of Period	$16.68	$16.09	$15.98	$15.91	$15.92
Total Return(a)	6.61%	3.96%	3.95%	3.31%	1.33%
Net Assets, End of Period (Millions)	$25.22	$14.90	$11.47	$10.87	$9.51
Ratios after Fee Waivers:(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.63%	2.96%	3.10%	3.01%	3.02%
Average Net Assets after Waiver	2.98%	3.31%	3.45%	3.36%	3.37%
Portfolio Turnover Rate	4.69%	16.95%	16.08%	19.45%	28.58%

(1)	All distributions are Federally tax exempt.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the International Fund is long term capital growth. The Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Equity Income Fund, International Fund and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)  Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO THE FINANCIAL STATEMENTS

2)  Security Valuation and Transactions, continued

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (Common Stock, Preferred Stock and Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Municipal Bonds. Municipal Bonds are normally valued using a model that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short Term Notes. Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are normally valued using a model that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS

2)  Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2009:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$4,198,667	$—	$—	$4,198,667
Industrials	4,391,543	—	—	4,391,543
Telecomm Services	1,937,714	—	—	1,937,714
Consumer Staples	7,637,458	—	—	7,637,458
Consumer Discretionary	3,855,216	—	—	3,855,216
Energy	7,584,126	—	—	7,584,126
Financial Services	3,170,995	—	—	3,170,995
Health Care	8,097,495	—	—	8,097,495
Information Technology	6,097,424	—	—	6,097,424
Utilities	2,402,031	—	—	2,402,031
Money Market Fund	338,987	—	—	338,987
Total	$49,711,656	$—	$—	$49,711,656

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,800,249	$—	$—	$2,800,249
Industrials	3,257,965	—	—	3,257,965
Consumer Staples	3,225,046	—	—	3,225,046
Consumer Discretionary	4,231,883	—	—	4,231,883
Energy	5,990,744	—	—	5,990,744
Financial Services	2,753,716	—	—	2,753,716
Health Care	8,855,390	—	—	8,855,390
Information Technology	8,400,464	—	—	8,400,464
Utilities	633,840	—	—	633,840
Money Market Fund	1,513,846	—	—	1,513,846
Total	$41,663,143	$—	$—	$41,663,143

Dynamic Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,288,559	$—	$—	$1,288,559
Industrials	1,053,426	—	—	1,053,426
Consumer Staples	738,513	—	—	738,513
Consumer Discretionary	1,070,308	—	—	1,070,308
Energy	1,804,556	—	—	1,804,556
Financial Services	587,528	—	—	587,528
Health Care	2,076,142	—	—	2,076,142
Information Technology	3,414,266	—	—	3,414,266
Money Market Fund	549,829	—	—	549,829
Total	$12,583,127	$—	$—	$12,583,127

NOTES TO THE FINANCIAL STATEMENTS

2)  Security Valuation and Transactions, continued

Disciplined Large-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$149,968	$—	$—	$149,968
Industrials	365,550	—	—	365,550
Telecomm Services	65,618	—	—	65,618
Consumer Staples	468,732	—	—	468,732
Consumer Discretionary	1,150,966	—	—	1,150,966
Energy	295,525	—	—	295,525
Financial Services	1,298,326	—	—	1,298,326
Health Care	671,834	—	—	671,834
Information Technology	876,481	—	—	876,481
Utilities	156,686	—	—	156,686
Real Estate Investment Trusts	57,015	—	—	57,015
Money Market Fund	37,649	—	—	37,649
Total	$5,594,350	$—	$—	$5,594,350

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,917,615	$—	$—	$3,917,615
Industrials	2,738,063	—	—	2,738,063
Telecomm Services	761,243	—	—	761,243
Consumer Staples	2,375,301	—	—	2,375,301
Consumer Discretionary	9,311,965	—	—	9,311,965
Energy	680,545	—	—	680,545
Financial Services	4,932,925	—	—	4,932,925
Health Care	6,176,695	—	—	6,176,695
Information Technology	5,523,892	—	—	5,523,892
Utilities	457,894	—	—	457,894
Real Estate Investment Trusts	2,301,650	—	—	2,301,650
Money Market Fund	266,791	—	—	266,791
Total	$39,444,579	$—	$—	$39,444,579

Disciplined Small-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$571,465	$—	$—	$571,465
Industrials	511,360	—	—	511,360
Consumer Staples	249,052	—	—	249,052
Consumer Discretionary	1,260,360	—	—	1,260,360
Energy	258,318	—	—	258,318
Financial Services	806,351	—	—	806,351
Health Care	1,431,250	—	—	1,431,250
Information Technology	1,259,173	—	—	1,259,173
Real Estate Investment Trusts	135,825	—	—	135,825
Money Market Fund	80,828	—	—	80,828
Total	$6,563,982	$—	$—	$6,563,982

NOTES TO THE FINANCIAL STATEMENTS

2)  Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
REIT – Apartments	$1,095,642	$—	$—	$1,095,642
REIT – Diversified	528,746	—	—	528,746
REIT – Healthcare	635,156	—	—	635,156
REIT – Lodging and Hotels	677,246	—	—	677,246
REIT – Materials	302,080	—	—	302,080
REIT – Office and Industrial	1,783,336	—	—	1,783,336
REIT – Retail	1,950,086	—	—	1,950,086
REIT – Storage	407,250	—	—	407,250
Money Market Fund	58,941	—	—	58,941
Total	$7,438,483	$—	$—	$7,438,483

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$695,321	$—	$—	$695,321
Industrials	628,441	—	—	628,441
Telecomm Services	399,820	—	—	399,820
Consumer Staples	459,098	—	—	459,098
Consumer Discretionary	504,645	—	—	504,645
Energy	914,056	—	—	914,056
Financial Services	1,504,161	—	—	1,504,161
Health Care	407,183	—	—	407,183
Information Technology	524,261	—	—	524,261
Utilities	256,033	—	—	256,033
Money Market Fund	49,817	—	—	49,817
Total	$6,342,836	$—	$—	$6,342,836

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$97,787,994	$—	$97,787,994
U.S. Government Obligations	—	9,659,786	—	9,659,786
U.S. Government Agency Obligations	—	41,971,965	—	41,971,965
Municipal Bonds	—	6,486,205	—	6,486,205
Money Market Fund	3,962,080	—	—	3,962,080
Total	$3,962,080	$155,905,950	$—	$159,868,030

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$24,627,959	$—	$24,627,959
Money Market Fund	401,589	—	—	401,589
Total	$401,589	$24,627,959	$—	$25,029,548
*	See Schedule of Investments for industry classification.

NOTES TO THE FINANCIAL STATEMENTS

2)  Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period.

According to GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds did not own any derivative instruments as of and during the year ended December 31, 2009.

3)  Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

During the year ended December 31, 2009, several funds received stock instead of cash for dividend payment. In recognition of these payments, the Disciplined Mid-Cap, Disciplined Small-Cap, and Realty Funds included $8,197, $466, and $69,979, respectively, in dividend income, which represents the value of the shares received.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. The balances of net assets, in total, are not affected by the reclassifications. For the fiscal year ended December 31, 2009, the Growth Fund reclassified accumulated undistributed net realized gains of $4,159 to paid in capital. The Disciplined Large-Cap Fund reclassified accumulated undistributed net realized gains of $270 to paid in capital. The Disciplined Mid-Cap Fund reclassified accumulated undistributed net realized gains of $155 to paid in capital. The Disciplined Small-Cap Fund reclassified distributions in excess of earnings and profits of $2,685 to paid in capital. For the Fixed Income Fund, $14,572 of accumulated undistributed net investment loss was reclassified to accumulated undistributed net realized gains. For the Municipal Income Fund, accumulated undistributed net investment income of $3,997 was reclassified to paid in capital.

Subsequent Events:

Management has evaluated subsequent events through February 26, 2010, the date the financial statements were issued.

NOTES TO THE FINANCIAL STATEMENTS

4)  Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2009 as indicated below. The Adviser contractually waived part of the management fees for the Fixed Income Fund, the Municipal Income Fund, and the International Fund as indicated below. The Adviser intends the contractual fee waivers to be permanent for the International, Fixed Income and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2010.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	None	1.00%	$401,880	$0
Growth Fund	1.00%	None	1.00%	$342,752	$0
Dynamic Growth Fund	1.00%	None	1.00%	$102,941	$0
Disciplined Large-Cap Fund	1.00%	None	1.00%	$47,782	$0
Disciplined Mid-Cap Fund	1.00%	None	1.00%	$335,043	$0
Disciplined Small-Cap Fund	1.00%	None	1.00%	$56,345	$0
Realty Fund	1.00%	None	1.00%	$60,374	$0
International Fund	1.40%	0.40%	1.00%	$31,984	$12,794
Fixed Income Fund	1.00%	0.15%	0.85%	$1,180,464	$208,317
Municipal Income Fund	1.00%	0.35%	0.65%	$128,349	$69,111

At December 31, 2009, management fees payable to the Adviser amounted to: $41,885 for the Equity Income Fund, $34,169 for the Growth Fund, $10,447 for the Dynamic Growth Fund, $4,626 for the Disciplined Large-Cap Fund, $33,001 for the Disciplined Mid-Cap Fund, $5,434 for the Disciplined Small-Cap Fund, $6,376 for the Realty Fund, $4,558 for the International Fund, $117,127 for the Fixed Income Fund and $13,614 for the Municipal Income Fund.

5)  Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the Trustees as a group was $35,000 for the year ended December 31, 2009, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of fourteen Funds: Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Enhanced Return Fund, Equity Income Fund and International Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2009, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 63.29% of the Equity Income Fund, 33.15% of the Growth Fund, 51.03% of the Dynamic Growth Fund, 67.66% of the Disciplined Large-Cap Fund, 63.64% of the Disciplined Mid-Cap Fund, 77.06% of the Disciplined Small-Cap Fund, 73.40% of the Realty Fund, 56.32% of the International Fund, 80.74% of the Fixed Income Fund, and 96.60% of the Municipal Income Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS

6)  Purchases and Sales of Securities

From January 1, 2009 through December 31, 2009, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$25,797,838	$18,911,385	$0	$0
Growth Fund	$26,148,710	$25,908,591	$0	$0
Dynamic Growth Fund	$6,298,953	$5,831,699	$0	$0
Disciplined Large-Cap Fund	$4,454,518	$4,956,688	$0	$0
Disciplined Mid-Cap Fund	$38,143,222	$43,746,225	$0	$0
Disciplined Small-Cap Fund	$9,023,062	$9,193,213	$0	$0
Realty Fund	$370,458	$730,803	$0	$0
International Fund	$4,347,198	$717,104	$0	$0
Fixed Income Fund	$70,618,701	$32,026,242	$12,782,918	$14,136,028
Municipal Income Fund	$11,015,936	$893,300	$0	$0

7)  Share Transactions

As of December 31, 2009, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

Share Transactions for the Period January 1 – December 31, 2009:

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Shares Sold to Investors	883,223	286,022	157,029	19,861	62,548	20,664	15,703	192,739	3,370,626	814,296
Shares Issued on Reinvestment of Dividends	19,367	8,022	3,089	1,077	2,510	281	7,400	2,908	182,036	1,195
Subtotal	902,590	294,044	160,118	20,938	65,058	20,945	23,103	195,647	3,552,662	815,491
Shares Redeemed	(416,808)	(266,046)	(119,363)	(75,543)	(425,139)	(40,733)	(65,827)	(10,435)	(1,043,506)	(229,923)
Net Increase/ (Decrease) During Period	485,782	27,998	40,755	(54,605)	(360,081)	(19,788)	(42,724)	185,212	2,509,156	585,568
Shares Outstanding:
January 1, 2009 (Beginning of Year)	2,689,567	1,932,494	864,572	509,978	2,000,655	633,831	725,721	110,329	7,230,064	926,081
December 31, 2009 (End of Year)	3,175,349	1,960,492	905,327	455,373	1,640,574	614,043	682,997	295,541	9,739,220	1,511,649

NOTES TO THE FINANCIAL STATEMENTS

8)  Security Transactions

As of December 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation
Equity Income Fund	$44,816,253	$6,027,617	$(1,132,214)	$4,895,403
Growth Fund	$39,215,164	$4,370,848	$(1,922,869)	$2,447,979
Dynamic Growth Fund	$11,886,709	$1,599,948	$(903,530)	$696,418
Disciplined Large-Cap Fund	$4,942,924	$906,341	$(254,915)	$651,426
Disciplined Mid-Cap Fund	$31,355,825	$9,074,539	$(985,785)	$8,088,754
Disciplined Small-Cap Fund	$5,754,808	$1,287,822	$(478,648)	$809,174
Realty Fund	$5,558,072	$2,464,978	$(584,567)	$1,880,411
International Fund	$5,312,972	$1,119,822	$(89,958)	$1,029,864
Fixed Income Fund	$154,725,988	$5,871,584	$(729,542)	$5,142,042
Municipal Income Fund	$24,200,760	$872,602	$(43,814)	$828,788

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses for the following:

Fund	Due to Wash Sales	Due to Post-October Losses
Equity Income Fund	$288,725	$124,120
Growth Fund	$77,064
Dynamic Growth Fund	$149,596
Disciplined Large-Cap Fund		$21,827
Disciplined Small-Cap Fund		$42,247
Realty Fund	$3,988

For the International Fund, the difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the mark-to-market on the Passive Foreign Investment Companies in the amount of $11,075.

9)  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)  Net Investment Income and Net Realized Capital Losses

As of December 31, 2009, the following Funds identified net realized capital loss carryforwards: the Equity Income Fund had accumulated net realized capital loss carryovers of ($1,295,505) expiring in 2016 and ($3,095,690) expiring in 2017; the Growth Fund had accumulated net realized capital loss carryovers of ($124,283) expiring in 2016 and ($5,659,325) expiring in 2017; the Dynamic Growth Fund had accumulated net realized capital loss carryovers of ($636,024) expiring in 2016 and ($2,623,484) expiring in 2017; the Disciplined Large-Cap Fund had accumulated net realized capital loss carryovers of ($787,399) expiring in 2016 and ($2,105,563) expiring in 2017; and the Disciplined Mid-Cap Fund had accumulated net realized capital loss carryovers of ($7,419,251) expiring in 2016 and ($10,830,692) expiring in 2017; the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014, ($180,780) expiring in 2015, ($1,493,333) expiring in 2016 and ($2,659,434) expiring in 2017; the Realty Fund had accumulated net realized capital loss carryovers of ($86,497) expiring in 2017. The Municipal Income Fund utilized $159 of net realized capital loss carryovers in 2009. To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers and may not be distributed.

NOTES TO THE FINANCIAL STATEMENTS

11)  Distributions to Shareholders

	Johnson Equity Income Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$714,637	$434,733
Net Realized Long-Term Capital Gain	38,123	0
Net Realized Short-Term Capital Gain	0	4,352
Total distributions paid	$752,760	$439,085
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$34,694
Capital Loss Carryforward	(4,391,195)
Unrealized Appreciation	4,895,403
Total distributable earnings on a tax basis	$538,902

	Johnson Growth Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$258,065	$322,670
Net Realized Short-Term Capital Gain	0	94
Return of Capital	0	97
Total distributions paid	$285,065	$322,861
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$30,099
Capital Loss Carryforward	(5,783,608)
Unrealized Appreciation	2,447,979
Total distributable earnings on a tax basis	$(3,305,530)

NOTES TO THE FINANCIAL STATEMENTS

11)  Distributions to Shareholders, continued

	Johnson Dynamic Growth Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Net Realized Long-Term Capital Gain	$32,771	0
Total distributions paid	$32,771	$0
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$6,105
Capital Loss Carryforward	(3,259,508)
Unrealized Appreciation	696,418
Total distributable earnings on a tax basis	$(2,556,985)

	Johnson Disciplined Large-Cap Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$41,101	$57,062
Return of Capital	0	6,097
Total distributions paid	$41,101	$63,159
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$2,328
Capital Loss Carryforward	(2,892,962)
Unrealized Appreciation	651,426
Total distributable earnings on a tax basis	$(2,239,208)

	Johnson Disciplined Mid-Cap Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$169,954	$300,008
Return of Capital	0	56,249
Total distributions paid	$169,954	$356,257
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$7,381
Capital Loss Carryforward	(18,249,943)
Unrealized Appreciation	8,088,754
Total distributable earnings on a tax basis	$(10,153,808)

NOTES TO THE FINANCIAL STATEMENTS

11)  Distributions to Shareholders, continued

	Johnson Disciplined Small-Cap Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$10,634	$10,394
Return of Capital	2,685	5,566
Total distributions paid	$13,319	$15,960
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	$(4,397,012)
Unrealized Appreciation	809,174
Total distributable earnings on a tax basis	$(3,587,838)

	Johnson Realty Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$191,409	$219,078
Net Realized Long-Term Capital Gain	0	263,971
Return of Capital	62,198	87,958
Total distributions paid	$253,607	$571,007
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	$(86,497)
Unrealized Appreciation	1,880,411
Total distributable earnings on a tax basis	$1,793,914

	Johnson International Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$67,305	$0
Net Realized Short-Term Capital Gain	33,535	0
Total distributions paid	$100,840	$0
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$27,322
Undistributed Long-Term Capital Gain	17,716
Unrealized Appreciation	1,029,864
Total distributable earnings on a tax basis	$1,074,902

NOTES TO THE FINANCIAL STATEMENTS

11)  Distributions to Shareholders, continued

	Johnson Fixed Income Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$5,304,655	$4,285,378
Net Realized Long-Term Capital Gain	1,653,453	400,708
Net Realized Short-Term Capital Gain	363,393	187,809
Total distributions paid	$7,321,501	$4,873,895
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$13,950
Unrealized Appreciation	5,142,042
Total distributable earnings on a tax basis	$5,155,992

	Johnson Municipal Income Fund
	2009	2008
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$585,335	$433,906
Total distributions paid	$585,335	$433,906
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$3,587
Undistributed Long-Term Capital Gain	156
Unrealized Appreciation	828,788
Total distributable earnings on a tax basis	$832,531

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2009 and held through December 31, 2009.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 – December 31, 2009
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,207.95	$5.57
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,206.51	$5.56
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$1,210.99	$5.57
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$1,273.90	$5.73
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,280.48	$5.75
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$1,186.78	$5.51
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,441.50	$6.15
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson International Fund
Actual Fund Return	$1,000.00	$1,230.35	$5.62
Hypothetical Return	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

DISCLOSURE OF EXPENSES (Unaudited)

	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 – December 31, 2009
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,041.80	$4.37
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,030.78	$3.33
Hypothetical Return	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), ten of the series constituting the Johnson Mutual Funds Trust, as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended for the Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund and the financial highlights for each of the two periods in the period then ended for the Johnson International Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, of the Johnson Mutual Funds Trust, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 26, 2010

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (67) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (67) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (80) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (67) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (44) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	14	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (51) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (45) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (43) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (38) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

PNC Bank
4100 W. 150th Street
Cleveland, Ohio 44135

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report	December 31, 2009

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio  45247
513-661-3100
800-541-0170
www.johnsoninv.com

JOHNSON MUTUAL FUNDS	December 31, 2009

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	3
JIC Institutional Bond Fund II	4
JIC Institutional Bond Fund III	5
Johnson Enhanced Return Fund	6

Portfolio of Investments
JIC Institutional Bond Fund I	7-8
JIC Institutional Bond Fund II	10-11
JIC Institutional Bond Fund III	13-14
Johnson Enhanced Return Fund	16-17

Statement of Assets and Liabilities	19

Statement of Operations	20

Statement of Change in Net Assets	21

Financial Highlights
JIC Institutional Bond Fund I	22
JIC Institutional Bond Fund II	23
JIC Institutional Bond Fund III	24
Johnson Enhanced Return Fund	25

Notes to the Financial Statements	26-30

Disclosure of Expenses	31

Additional Information	32

Report of Independent Registered Public Accounting Firm

Trustees and Officers

Trustees, Officers, Transfer Agent, Fund Accountant
Custodian, Auditors, Legal Counsel	Back Page

JOHNSON MUTUAL FUNDS	December 31, 2009

February 15, 2010

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds Trust (the “Funds”) 2009 Annual Report.  On the following pages, we have provided commentary on the performance of each of the Funds for the year as well as the relative performance compared to an appropriate index.  The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

It was an interesting year for stock investors, but fortunately, by the end of the ride, investors could breathe a collective sigh of relief.  Following one of the worst calendar years ever for stocks in 2008, the pain continued early in 2009.  Finally, almost when the outlook seemed the bleakest, the market turned, and patient investors were rewarded.  The ensuing rally, while still leaving stocks far short of the highs in 2007, was one of the most powerful since the 1930s, rising about 60% from the lows in March.  The S&P 500 Index ended the year up 26.5%.  International stocks bounced back even more, rising 32.5%.

The stock market rally was caused by many factors.  Investors’ concerns led to an oversold market with compelling valuations.  As we started to see some recovery in the economy, sentiment changed quickly, and investors poured money into stocks perceived as too cheap.  The financial system, which was under severe pressure in the beginning of the year, showed signs of healing.  Corporate earnings also improved as leaner companies benefited from signs of recovery.  Behind it all, though, was significant government intervention.  The Federal Reserve has pumped substantial liquidity into the markets, for example, and Congress passed an unprecedented stimulus bill to help jumpstart the economy.

The bond market continued to plow forward, led by corporate bonds, returning 5.9%.  Looking forward in the bond markets, with interest rates currently at historically low levels, the return prospects near-term are modest.  However, we are emphasizing quality corporate bonds, which can still provide relatively attractive yields.

As we head into a new year, we are not expecting the pace of the stock market recovery to continue.  Valuations at this point are slightly higher-than-average, suggesting less upside.  The economy needs to demonstrate that it can move forward without continued government support.  While the road ahead will be choppy because of this, we believe that stocks can still rise.  Once the economy stabilizes, we should see solid earnings growth.  Many higher quality companies have not fully participated in the market rally, which makes them attractive.

1

We want you to know how much we appreciate the confidence you have placed in us for your investment needs.  As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions.  Thank you.

Sincerely,

Timothy E. Johnson, President

*The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains.  The Fund’s performance is after all fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current for the most recent month end, please call 1-800-541-0170.

2

Performance Review – December 31, 2009

JIC Institutional Bond Fund I

The JIC Fund I provided a total return of 5.89% for 2009 compared to a 2.77% return for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.  The Fund’s emphasis on corporate bonds drove outperformance throughout the year.

The bond environment for 2009 was nearly a mirror image of 2008.  Investor focus shifted from economic crisis to economic recovery.  As a result, yield spreads collapsed as risk premiums diminished across most bond sectors.  In addition, Treasury yields rose as the yield curve steepened appreciably.  Treasury bonds actually experienced negative returns during 2009 after posting outsized gains in 2008.  For corporate bonds, the yield spread compression more than offset the negative impact of rising Treasury yields producing positive overall returns.  The Fund maintains a substantial allocation to corporate bonds and underweight to Treasury bonds as indicated by the Sector Allocation Chart on this page.

The Fund is postured to continue to capture the value we see in the bond market currently.  The Fund maintains a large exposure to investment grade corporate bonds diversified by sector.  While yield spreads have narrowed appreciably from their crisis levels of late 2008, they remain elevated by historical standards.  Though we expect the pace of yield spread compression to diminish, there is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize.  We find other sectors of the bond market to be relatively expensive.  The yields of both government agency bonds and agency-backed mortgage securities have been driven lower as the Federal Reserve has been buying large quantities of these securities as part of its quantitative easing program.  Treasury yields are biased higher as we expect the Fed to begin unwinding its unprecedented accommodation later in 2010 or early 2011.

We believe investment grade corporate bonds stand out as an investment offering a compelling combination of both quality and yield.  While rates on Treasury, Agency and mortgage-securities may be biased higher, quality corporate bonds should hold up relatively well.  The yield cushion offered by investment grade corporate bonds can help offset this bias toward higher rates and should still possess the fundamental credit quality to withstand a difficult economic climate that will present challenges for lesser quality issuers.

	Average Annual Total Returns As of December 31, 2009
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
One Year	5.89%	2.77%
Three Years	5.77%	4.97%
Five Years	4.70%	4.13%
Since Inception*	4.54%	4.55%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.   A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Inception was August 31, 2000.

3

Performance Review – December 31, 2009

JIC Institutional Bond Fund II

The JIC Fund II provided a total return of 6.43% for 2009 compared to a 4.01% return for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.  The Fund’s emphasis on corporate bonds drove outperformance throughout the year.

The bond environment for 2009 was nearly a mirror image of 2008.  Investor focus shifted from economic crisis to economic recovery.  As a result, yield spreads collapsed as risk premiums diminished across most bond sectors.  In addition, Treasury yields rose as the yield curve steepened appreciably.  Treasury bonds actually experienced negative returns during 2009 after posting outsized gains in 2008.  For corporate bonds, the yield spread compression more than offset the negative impact of rising Treasury yields producing positive overall returns.  The Fund maintains a substantial allocation to corporate bonds and underweight to Treasury bonds as indicated by the Sector Allocation Chart on this page.

The Fund is postured to capture the two main sources of value we see in the bond market currently.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  While yield spreads have narrowed appreciably from their crisis levels of late 2008, they remain elevated by historical standards.  Though we expect the pace of yield spread compression to diminish, there is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize.  We find other sectors of the bond market to be relatively expensive.  The yields of both government agency bonds and agency-backed mortgage securities have been driven lower as the Federal Reserve has been buying large quantities of these securities as part of its quantitative easing program.  Thus, we believe investment grade corporate bonds stand out as an investment offering a compelling combination of both quality and yield.

Second, we expect to add value from our yield curve exposure and maturity structure.  The yield curve is historically steep, with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates up anticipating economic recovery and/or inflation.  We have positioned our maturity structure to benefit from a flattening yield curve through a modified, barbell structure.  We have reduced our exposure to 5-year maturity bonds and increased exposure to both shorter than 5 year and 8 year and longer maturities.  This structure has historically outperformed a pure 3-5 year bullet maturity structure during both Fed tightening cycles and economic crisis.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform while protecting principal from both credit and interest rate risk.  We expect the Fed to begin unwinding its unprecedented accommodation later in 2010 or early 2011.  In addition, we expect economic growth will be lower than the typical recovery and that the economic back-drop will continue to present challenges for lesser quality issuers.

	Average Annual Total Returns As of December 31, 2009
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
One Year	6.43%	4.01%
Three Years	6.73%	6.16%
Five Years	5.19%	4.70%
Since Inception*	5.50%	5.89%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.

4

Performance Review – December 31, 2009

JIC Institutional Bond Fund III

The JIC Fund III provided a total return of 7.07% for 2009 compared to a 2.96% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.  The Fund’s emphasis on corporate bonds drove outperformance throughout the year.

The bond environment for 2009 was nearly a mirror image of 2008.  Investor focus shifted from economic crisis to economic recovery.  As a result, yield spreads collapsed as risk premiums diminished across most bond sectors.  In addition, Treasury yields rose as the yield curve steepened appreciably.  Treasury bonds actually experienced negative returns during 2009 after posting outsized gains in 2008.  For corporate bonds, the yield spread compression more than offset the negative impact of rising Treasury yields producing positive overall returns.  The Fund maintains a substantial allocation to corporate bonds and underweight to Treasury bonds as indicated by the Sector Allocation Chart on this page.

The Fund is postured to capture the two main sources of value we see in the bond market currently.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  While yield spreads have narrowed appreciably from their crisis levels of late 2008, they remain elevated by historical standards.  Though we expect the pace of yield spread compression to diminish, there is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize.  We find other sectors of the bond market to be relatively expensive.  The yields of both government agency bonds and agency-backed mortgage securities have been driven lower as the Federal Reserve has been buying large quantities of these securities as part of its quantitative easing program.  Thus, we believe investment grade corporate bonds stand out as an investment offering a compelling combination of both quality and yield.

Second, we expect to add value from our yield curve exposure and maturity structure.  The yield curve is historically steep, with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates up anticipating economic recovery and/or inflation.  We have positioned our maturity structure to benefit from a flattening yield curve through a modified, barbell structure.  We have reduced our exposure to 5 - 7 year maturity bonds and increased exposure to both shorter than 5 year and 20 year and longer maturities.  This structure has historically outperformed a pure intermediate structure during both Fed tightening cycles and economic crisis.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform while protecting principal from both credit and interest rate risk.  We expect the Fed to begin unwinding its unprecedented accommodation later in 2010 or early 2011.  In addition, we expect economic growth will be lower than the typical recovery and that the economic back-drop will continue to present challenges for lesser quality issuers.

	Average Annual Total Returns As of December 31, 2009
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
One Year	7.07%	2.96%
Three Years	7.46%	6.38%
Five Years	5.56%	4.93%
Since Inception*	6.11%	6.59%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.

5

Performance Review – December 31, 2009

Johnson Enhanced Return Fund

The total return for the Enhanced Return Fund was 32.65% for the year compared to 26.47% for the S&P 500 Index.  This outperformance was relatively consistent throughout 2009 with the Fund performing better than the index in each quarter of the year.  The Fund also exhibited similar volatility characteristics to the benchmark (an important objective of the portfolio) with monthly correlation of returns of 99.7%.  During the first quarter the equity market declined sharply as investors continued to focus on avoidance of risk.  Our quality emphasis within the fixed income portion of the portfolio that enhances the Index helped to mitigate some of this downturn.  As the year progressed and the outlook for the economy improved investors began to return to stocks and the market advanced sharply.  As this occurred, risk premiums in many of the corporate bonds held by the Fund declined also leading to good relative performance.

Several important conditions in the market contributed to the Fund’s ability to add value over the benchmark for the year.  First, the futures contracts in the Fund very closely aligned with the price performance of the S&P 500 Index due to the low implied cost of entering into these contracts.  Low interest rates and reduction in the market’s risk environment throughout the year helped this to occur.  The positive slope to the yield curve was also beneficial.  Higher average yields on the short duration bonds held by the Fund provided a greater return than the costs of these contracts.  Such an upward shaped interest rate curve is typically beneficial to the portfolio’s ability to enhance the index.  Finally, the fixed income portion of the overall portfolio strategically emphasized high quality corporate bonds in 2009, which performed particularly well during the year.  As the risk environment improved, the relative yield advantage of these corporate bonds fell compared to government securities, causing them to outperform and add value to the Index.

Looking forward, the Fund continues to emphasize high quality corporate bonds that yield more than the cost of carry in the equity futures contracts.  Despite some reduction in the yield spreads on these securities, more improvement in the economy during 2010 should lead to continued outperformance in these bonds.  We also remain positioned for a steep yield curve.  We expect the Federal Reserve to keep short term rates low for the foreseeable future to encourage more sustainability in the recovery.  However, as the year progresses and the Fed moves closer to altering its monetary policy, the duration of bonds in the account will likely be shortened and the structure of holdings will be changed to better take advantage of potentially rising interest rates.

	Average Annual Total Returns As of December 31, 2009
	Enhanced Return Fund	S&P 500 Index
One Year	32.65%	26.47%
Three Years	-4.36%	-5.61%
Since Inception*	0.28%	-2.67%

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Fund inception was December 30, 2005

6

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2009

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Associates Corporation, 7.950% Due 02/15/10	200,000	200,257
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,164,666
Bank of New York Notes, 4.950% Due 01/14/11	510,000	530,922
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,067,765
BB&T Corporation Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	227,314
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/12	1,000,000	1,041,679
Citigroup Incorporated Notes, 5.125% Due 02/14/11	1,500,000	1,548,093
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,200,000	1,204,802
JP Morgan Chase and Company Senior Subordinated Notes, 6.750% Due 02/01/11	670,000	706,934
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,135,000	1,105,785
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,075,202
PNC Funding Corporation, 5.125% Due 12/14/10	530,000	551,120
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,075,390
Wachovia Corporation, 5.350% Due 03/15/11	500,000	521,509
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	500,000	519,340
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	528,161
Total Finance: 23.8%		$13,068,939

Industrial
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 3/15/14	1,400,000	1,473,024
American Home Products, Step Up Coupon, 6.950% Due 03/15/11	877,000	936,866
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,200,609
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,157,046
General Electric Company Notes, 5.000% Due 02/01/13	800,000	846,971
IBM Corp, 4.750% Due 11/29/12	1,106,000	1,189,033
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,956,162
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,056,224
Total Industrial: 19.7%		$10,815,935

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,128,247
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	1,023,042
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	1,250,000	1,283,582
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/13	1,080,000	1,129,705
Total Utilities: 8.3%		$4,564,576

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,711,757
Federal Home Loan Mortgage Corporation, 3.000% Due 04/21/14	2,000,000	1,999,040
Federal Home Loan Mortgage Corporation, 3.250% Due 03/18/14	2,000,000	2,014,674
Federal National Mortgage Association Notes (Callable 9/29/10 @ $100), 3.125% Due 09/29/14	2,000,000	1,990,618
Federal National Mortgage Association, 4.125% Due 02/11/15	2,500,000	2,507,342
Federal National Mortgage Assocation Notes, Step Up Coupon 2.500% Due 12/17/15	2,500,000	2,444,552
Tennessee Valley Authority, 5.625% Due 01/18/11	1,000,000	1,052,176
Total United States Government Agency Obligations: 26.8%		$14,720,159

United States Government Agency Obligations - Mortgage-Backed Securities
Fannie Mae 30 Year Mortgage Backed Security, 5.500% Due 01/01/37	957,608	1,004,391
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	979,432	1,008,204
Fed. Nat'l Mortgage Assoc. CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	184,867	188,019
Freddie Mac Gold MBS 7 Year Balloon, 5.000% Due 11/1/10	258,745	265,131
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	476,038	495,282
Total United States Government Agency Obligations- Mortgage-Backed Securities: 5.4%		$2,961,027

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2009

United States Government Treasury Obligations
United States Treasury Note, 4.125% Due 08/31/12	2,000,000	2,138,752
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,137,032
United States Treasury Note, 4.000% Due 04/15/10	1,750,000	1,769,415
Total United States Government Treasury Obligations: 11.0%		$6,045,199

Municipal Bonds
Indiana State Finance Authority Revenue, 5.000% Due 11/1/13	500,000	551,005
Michigan Muni Bond Authority Revenue, 5.000% Due 10/1/12	630,000	697,114
Total Municipal Bonds: 2.3%		$1,248,119

Total Fixed Income - Bonds: 97.3%		$53,423,954
(Fixed Income Identified Cost $51,744,227)

Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield*		894,643
Total Cash Equivalents: 1.6%		$894,643
(Cash Equivalents Identified Cost $894,643)

Total Portfolio Value: 98.9%.		$54,318,597
(Total Portfolio Identified Cost $52,638,870)

Other Assets Less Liabilities 1.1%		$601,424

Total Net Assets 100.0%		$54,920,021

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2009

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Bank of America Corporation Senior Notes, 7.375% Due 05/15/14	300,000	340,414
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	988,554
Bank of New York Mellon Senior Subordinated Notes, 5.500% Due 12/01/17	1,500,000	1,538,422
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,035,328
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	792,171
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	965,016
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	896,503
JP Morgan Chase and Company Senior Unsecured Notes, 6.000% Due 01/15/18	1,000,000	1,074,995
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,028,819
Morgan Stanley Dean Witter, 4.250% Due 05/15/10	830,000	840,275
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	493,285
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	686,198
US Bank, 4.950% Due 10/30/14	615,000	652,976
US Bank, 6.375% Due 08/01/11	650,000	699,003
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,222,843
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	1,047,550
Total Finance: 26.2%		$14,302,352

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/11	1,200,000	1,273,181
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,057,945
General Electric Capital Corporation Notes, 6.000% Due 06/15/12	1,550,000	1,671,711
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,182,582
Lowes Companies, Inc., 8.250% Due 06/01/10	390,000	402,561
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,052,438
Pepsico Incorporated Senior Unsecured Notes, 7.900% Due 11/01/18	1,000,000	1,229,287
Target Corporation, 6.350% Due 01/15/11	400,000	422,490
United Technologies, 7.125% Due 11/15/10	1,054,000	1,112,469
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/18	600,000	665,852
Total Industrial: 18.4%		$10,070,516

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	738,558
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	500,000	564,123
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	504,003
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	738,514
National Rural Utilities, 10.375% Due 11/01/18	500,000	663,568
National Rural Utilities, 5.700% Due 01/15/10	500,000	500,664
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	500,000	521,785
Total Utilities: 7.7%		$4,231,215

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,714,685
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	553,489
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,623,807
Federal National Mortgage Association Notes (Callable 10/29/10 @ $100), 3.000% Due 10/29/14	2,500,000	2,480,602
Federal Home Loan Mortgage Corporation, 3.000% Due 04/21/14	1,000,000	999,520
Tennessee Valley Authority, 6.250% Due 12/15/17	825,000	942,492
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	168,767
Total United States Government Agency Obligations: 15.5%		$8,483,362

United States Government Agency Obligations - Mortgage Backed Securities
Fed. Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	1,968,611
Fed. Home Loan Mortg. Corp CMO Pool 3098 Cl. KE, 5.500% Due 09/15/34	2,000,000	2,094,370
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	876,804	897,494
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	845,273
Freddie Mac CMO Pool 3174 Class PY, 5.000% Due 08/15/19	1,000,000	1,039,348
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,400,000	1,476,600
Total United States Government Agency Obligations - Mortgage Backed Securities: 15.2%		$8,321,696

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2009

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,500,000	2,674,025
United States Treasury Bond, 4.500% Due 02/15/16	300,000	323,696
United States Treasury Bond, 4.500% Due 11/15/15	1,500,000	1,624,806
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,133,127
Total United States Government Treasury Obligations: 12.4%		$6,755,654

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,071,708
Total Sovereign Bonds: 2.0%		$1,071,708

Total Fixed Income - Bonds: 97.4%		$53,236,503
(Fixed Income Identified Cost $51,077,106)

Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield*		883,130
Total Cash Equivalents: 1.6%		$883,130
(Cash Equivalents Identified Cost $883,130)

Total Portfolio Value: 99.0%		$54,119,633
(Total Portfolio Identified Cost $51,960,236)

Other Assets Less Liabilities 1.0%		$568,832

Total Net Assets 100.0%.		$54,688,465

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2009

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Associates Corporation, 7.950% Due 02/15/10	642,000	642,824
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,581,686
Bank of New York Mellon, Senior Unsecured Notes, 5.450% Due 05/15/19	1,400,000	1,469,845
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,035,328
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	792,171
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	896,503
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,057,945
J.P. Morgan and Company Subordinated Notes, 5.250% Due 01/30/13	1,000,000	1,061,213
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,028,819
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	1,006,704
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	536,092
Suntrust Banks Inc., 7.750% Due 05/01/10	500,000	509,283
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	1,015,582
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,728,457
Total Finance: 27.4%		$14,362,452

Industrial
Abbott Laboratories, Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,104,464
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,182,370
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,078,523
General Electric Company Notes, 5.000% Due 02/01/13	500,000	529,357
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	1,992,944
Lowes Companies, Inc., 8.250% Due 06/01/10	500,000	516,103
Procter & Gamble Company, 5.500% Due 02/01/34	1,000,000	1,022,859
Target Corporation, 6.350% Due 01/15/11	400,000	422,490
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,067,376
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/18	1,205,000	1,337,252
Total Industrial: 19.6%		$10,253,738

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	738,558
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	504,003
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	461,859
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	835,588
National Rural Utilities Corporation Collateral Trust, 5.700% Due 01/15/10	500,000	500,664
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,000,000	1,043,571
Total Utilities: 7.8%		$4,084,243

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,143,356
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,282,460
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	879,286
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,118,556
Federal Home Loan Bank, 7.605% Due 02/25/15	500,000	505,035
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	846,554
Tennessee Valley Authority, 4.875% Due 12/15/16	500,000	522,332
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	571,207
Tennessee Valley Authority, 7.125% Due 05/01/30	1,000,000	1,226,564
Total United States Government Agency Obligations: 19.3%		$10,095,350

The accompanying notes are an integral part of these financial statements.

11

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2009

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp., Pool 2877 Class AL, 5.000% Due 10/15/24	350,000	371,327
Federal Home Loan Mortgage Corp., Pool 2963 Class DM, 5.500% Due 08/15/33	2,000,000	2,099,852
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	739,614
Freddie Mac CMO, Pool 3174 Class PY, 5.000% Due 08/15/19	835,000	867,855
Freddie Mac CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	913,496
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,000,000	1,054,714
Government National Mortgage Association, 5.500% Due 02/15/17	141,774	151,440
Total United States Government Agency Obligations - Mortgage Backed Securities: 11.8%		$6,198,298

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,000,000	2,157,970
United States Treasury Note, 4.625% Due 02/15/17	800,000	864,063
United States Treasury Note, 4.125 Due 05/15/15	1,200,000	1,279,876
Total United States Government Treasury Obligations: 8.2%		$4,301,909

Total Fixed Income - Bonds: 94.1%.		$49,295,990
(Fixed Income Identified Cost $47,143,828)

Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund 0.10% yield*		2,490,760
Total Cash Equivalents: 4.7%		$2,490,760
(Cash Equivalents Identified Cost $2,490,760)

Total Portfolio Value: 98.8%		$51,786,750
(Total Portfolio Identified Cost $49,634,588)

Other Assets Less Liabilities 1.2%		$621,233

Total Net Assets 100.0%		$52,407,983

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

12

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2009

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	1,049,026
Bank of America Corporation, 7.500% Due 03/15/12	500,000	546,239
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	859,773
Bank of New York Mellon, 6.375% Due 04/01/12	1,010,000	1,092,478
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	533,883
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,062,502
Citigroup Incorporated Senior Unsecured Notes, 4.625% Due 08/03/10	750,000	765,253
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,250,000	1,255,002
JP Morgan Chase and Company Senior Unsecured Notes, 4.750% Due 05/01/13	500,000	527,761
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	1,040,370
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	1,059,810
PNC Funding Corporation Bank Guarantee Notes, 5.125% Due 12/14/10	750,000	779,887
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	380,625
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,141,289
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	1,000,000	1,038,680
Total Finance: 30.8%		$13,132,578

Industrial
General Electric Capital Corp Notes, 6.000% Due 6/15/12	2,313,000	2,494,624
General Mills Incorporated Senior Unsecured Notes, 6.000% Due 02/15/12	500,000	539,838
IBM Corporation, 7.500% Due 06/15/13	550,000	637,371
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,086,001
Kraft Foods Incorporated Senior Unsecured Notes, 6.000% Due 02/11/13	598,000	641,300
Kroger Company Senior Unsecured Notes, 5.500% Due 02/01/13	705,000	752,905
United Technologies Corporation Notes, 7.125% Due 11/15/10	444,000	468,630
XTO Energy Incorporated Senior Unsecured Notes, 5.900% Due 08/01/12	500,000	547,837
Total Industrials: 16.8%		$7,168,506

Utilities
Alabama Power Company Notes, 4.700% Due 12/01/10	275,000	284,261
Midamerican Energy Holdings, Senior Unsecured Notes, 5.875% Due 10/01/12	510,000	555,437
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	250,000	256,717
National Rural Utilities Collateral Trust, 5.500% Due 07/01/13	300,000	324,979
National Rural Utilities Collateral Trust, 5.700% Due 01/15/10	309,000	309,410
Verizon Global Funding Corporation Senior Unsecured Notes, 7.250% Due 12/01/10	800,000	845,421
Virginia Electric & Power Company Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	540,363
Wisconsin Power & Light Debentures, 7.625% Due 03/01/10	865,000	872,448
Total Utilities: 9.4%		$3,989,036

Municipal Bonds
Campbell, Kenton, & Boone Counties Kentucky Sanitation District Revenue
Build America Bonds (Federally Taxable), 3.500% Due 08/01/13	380,000	379,992
Total Municipal Bonds: 0.9%		$379,992

United States Government Agency Obligations
Federal Farm Credit Bank, (Callable 2/25/10 @ $100) 3.000% Due 02/25/13	2,000,000	2,006,626
Federal Home Loan Mortgage Corp. Notes, (Callable 4/21/10 @ $100) 3.000% Due 04/21/14	1,000,000	999,520
Federal Home Loan Mortgage Corporation Notes, 3.250% Due 06/25/14	1,000,000	1,006,035
Federal National Mortgage Association Notes, (Callable 8/25/10 @ $100) 3.500% Due 08/25/14	2,000,000	2,014,298
Federal National Mortgage Association Notes, (Callable 9/29/10 @ $100) 3.125% Due 09/29/14	2,000,000	1,990,618
Total United States Government Agency Obligations: 18.8%		$8,017,097

The accompanying notes are an integral part of these financial statements.

13

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2009

United States Government Agency Obligations - Mortgage Backed Securities
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	618,485	654,952
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	489,716	504,102
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	184,406	187,551
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	279,254	289,793
Total United States Government Agency Obligations - Mortgage Backed Securities: 3.8%		$1,636,398

United States Government Treasury Obligations
United States Treasury Bill, 0.000% Due 09/23/10 (a)**	6,000,000	5,989,261
Total United States Government Treasury Obligations: 14.0%		$5,989,261

Total Fixed Income - Bonds: 94.5%		$40,312,868
(Fixed Income Identified Cost $39,510,541)

Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund 0.10% yield*		2,335,993
Total Cash Equivalents: 5.5%		$2,335,993
(Cash Equivalents Identified Cost $2,335,993)

Total Portfolio Value: 100.0%		$42,648,861
(Total Portfolio Identified Cost $41,846,534)

Other Assets Less Liabilities 0.0%		$1,423

Total Net Assets: 100.0%		$42,650,284

Futures Contracts	Long	Unrealized
	Contracts	Appreciation
E-mini Standard & Poors 500 expiring March 2010	767	$80,535
(Notional Value of $42,764,085)

* Variable rate security, the coupon rate shown represents the rate as of December 31, 2009.
** Non-income producing security
(a) - Pledged as collateral on Futures Contracts

The accompanying notes are an integral part of these financial statements.

14

JOHNSON MUTUAL FUNDS	December 31, 2009

Statement of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$54,318,597	$54,119,633	$51,786,750	$42,648,861
Cash Held at Broker	-	-	-	39,375
Interest Receivable	614,972	582,378	634,190	412,230
Total Assets	$54,933,569	$54,702,011	$52,420,940	$43,100,466

Liabilities:
Accrued Management Fees	$13,548	$13,546	$12,957	$12,992
Payable for Variation Margin on Futures Contracts	0	0	0	437,190
Total Liabilities	$13,548	$13,546	$12,957	$450,182

Net Assets	$54,920,021	$54,688,465	$52,407,983	$42,650,284

Net Assets Consist of:
Paid in Capital	$54,008,581	$52,512,873	$50,148,070	$58,224,963
Accumulated Undistributed Net Investment Income	26,020	16,195	-	16,703
Accumulated Undistributed Net Realized Gain
(Loss) from Security Transactions & Futures	(794,307)	-	107,751	(16,474,244)
Net Unrealized Gain on Investments	1,679,727	2,159,397	2,152,162	802,327
Net Unrealized Gain on Futures Contracts	0	0	0	80,535

Net Assets	$54,920,021	$54,688,465	$52,407,983	$42,650,284

Shares Outstanding (Unlimited
Amount Authorized)	3,594,703	3,478,472	3,336,593	3,673,265

Offering, Redemption and
Net Asset Value Per Share	$15.28	$15.72	$15.71	$11.61

*Identified Cost of Securities	$52,638,870	$51,960,236	$49,634,588	$41,846,534

The accompanying notes are an integral part of these financial statements.

15

JOHNSON MUTUAL FUNDS	December 31, 2009

Statement of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2009	12/31/2009	12/31/2009
Investment Income:
Interest	$2,229,699	$2,475,335	$2,468,094	$1,277,013
Cash Held at Broker
Dividends	$-	$-	$-	$-
Total Investment Income	$2,229,699	$2,475,335	$2,468,094	$1,277,013
Expenses:
Gross Management Fee	$155,848	$154,431	$147,907	$407,640
Total Expenses	$155,848	$154,431	$147,907	$407,640
Management Fee Waiver
(See accompanying note #4)	$(5,196)	$(5,149)	$(4,931)	$(264,966)
Net Expenses	$150,652	$149,282	$142,976	$142,674

Net Investment Income	$2,079,047	$2,326,053	$2,325,118	$1,134,339

Net Realized Gain from
Security Transactions	$197,014	$767,913	$980,801	$162,047
Net Realized Gain from
Futures Contracts	0	0	0	11,135,981
Net Unrealized Gain
on Investments	681,571	157,905	82,088	1,178,646
Net Unrealized (Loss)
on Futures Contracts	0	0	0	(1,232,160)

Net Gain on Investments	$878,585	$925,818	$1,062,889	$11,244,514

Net Increase in Net Assets
from Operations	$2,957,632	$3,251,871	$3,388,007	$12,378,853

The accompanying notes are an integral part of these financial statements.

16

JOHNSON MUTUAL FUNDS	December 31, 2009

Statement of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net Investment Income	$2,079,047	$2,325,653	$2,326,053	$2,490,148	$2,325,118	$2,564,086	$1,134,339	$2,004,131
Net Realized Gain (Loss)
Cash Held at Broker	197,014	153,259	767,913	163,789	980,801	39,375	162,047	(137,067)
Net Realized Gain (Loss)						412,230
from Futures Contracts	0	0	0	0	0	0	11,135,981	(24,574,201)
Net Unrealized Gain (Loss)
on Investments	681,571	404,226	157,905	977,954	82,088	693,932	1,178,646	(777,250)
Net Unrealized Gain (Loss)
on Futures Contracts	0	0	0	0	0	0	(1,232,160)	1,508,995
Net Increase (Decrease) in Net Assets from Operations	$2,957,632	$2,883,138	$3,251,871	$3,631,891	$3,388,007	$3,709,623	$12,378,853	$(21,975,392)

Distributions to Shareholders:
Net Investment Income	$(2,054,272)	$(2,325,786)	$(2,298,323)	$(2,489,893)	$(2,340,460)	$(2,563,722)	$(1,134,177)	$(2,006,187)
Net Realized Gain from
Security Transactions	0	0	(523,998)	0	(858,372)	(603,471)	0	0
Net (Decrease) in Assets
from Distributions	$(2,054,272)	$(2,325,786)	$(2,822,321)	$(2,489,893)	$(3,198,832)	$(3,167,193)	$(1,134,177)	$(2,006,187)

Capital Share Transactions:
Proceeds From Sale of Shares	$9,349,484	$7,018,364	$8,376,373	$6,069,083	$7,814,852	$5,884,829	$8,785,000	$5,000,000
Net Asset Value of Shares Issued on
Reinvestment of Distributions	0	0	523,998	0	858,373	603,471	1,134,177	2,006,187
Cost of Shares Redeemed	(8,747,142)	(14,135,335)	(9,290,350)	(12,821,645)	(9,382,084)	(11,989,048)	(15,831,444)	(333,516)
Net Increase (Decrease) in Assets from Capital Share Transactions	$602,342	$(7,116,971)	$(389,979)	$(6,752,562)	$(708,859)	$(5,500,748)	$(5,912,267)	$6,672,671

Net Change in Net Assets	$1,505,702	$(6,559,619)	$39,571	$(5,610,564)	$(519,684)	$(4,958,318)	$5,332,409	$(17,308,908)

Net Assets at Beginning of Period	$53,414,319	$59,973,938	$54,648,894	$60,259,458	$52,646,427	$57,604,745	$37,317,875	$54,626,783

Net Assets at End of Period	$54,920,021	$53,414,319	$54,688,465	$54,648,894	$52,126,743	$52,646,427	$42,650,284	$37,317,875

Including Accumulated Undistributed Net Investment Income (Loss)	$26,020	$476	$16,195	$591	$-	$416	$16,703	$9,251

The accompanying notes are an integral part of these financial statements.

17

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund I:

	Year Ended December 31
	2009	2008	2007	2006	2005

Net Asset Value Beginning of Period	$15.01	$14.84	$14.60	$14.54	$14.77

Operations:
Net Investment Income	$0.61	$0.62	$0.61	$0.56	$0.50
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.26	$0.17	$0.24	$0.06	$(0.23)
Total Operations	$0.87	$0.79	$0.85	$0.62	$0.27

Distributions:
Distributions from Net Investment Income	$(0.60)	$(0.62)	$(0.61)	$(0.56)	$(0.50)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.60)	$(0.62)	$(0.61)	$(0.56)	$(0.50)

Net Asset Value at End of Period	$15.28	$15.01	$14.84	$14.60	$14.54

Total Return(a)	5.89%	5.47%	5.96%	4.39%	1.87%

Net Assets End of Period (Millions)	$54.92	$53.41	$59.97	$57.67	$56.40

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.98%	4.11%	4.14%	3.88%	3.43%
Average Net Assets after Waiver	3.99%	4.14%	4.16%

Portfolio Turnover Rate	29.96%	29.25%	25.40%	26.22%	28.26%

(a)  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)  In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.27% and 0.28%, respectively.  (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund II:

	Year Ended December 31
	2009	2008	2007	2006	2005

Net Asset Value Beginning of Period	$15.59	$15.26	$14.94	$14.99	$15.36

Operations:
Net Investment Income	$0.71	$0.69	$0.68	$0.66	$0.63
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.27	$0.33	$0.32	$(0.05)	$(0.37)
Total Operations	$0.98	$1.02	$1.00	$0.61	$0.26

Distributions:
Distributions from Net Investment Income	$(0.70)	$(0.69)	$(0.68)	$(0.66)	$(0.63)
Distributions from Net Realized Capital Gains	$(0.15)	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.85)	$(0.69)	$(0.68)	$(0.66)	$(0.63)

Net Asset Value at End of Period	$15.72	$15.59	$15.26	$14.94	$14.99

Total Return(a)	6.43%	6.89%	6.87%	4.18%	1.71%

Net Assets End of Period (Millions)	$54.69	$54.65	$60.26	$57.84	$55.96

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.48%	4.42%	4.51%	4.43%	4.14%
Average Net Assets after Waiver	4.49%	4.45%	4.53%

Portfolio Turnover Rate	24.75%	13.24%	16.41%	17.25%	23.35%

(a)  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)  In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.27% and 0.28%, respectively.  (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund III:

	Year Ended December 31
	2009	2008	2007	2006	2005

Net Asset Value Beginning of Period	$15.64	$15.40	$15.05	$15.21	$15.68

Operations:
Net Investment Income	$0.74	$0.75	$0.73	$0.73	$0.72
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.33	$0.42	$0.35	$(0.16)	$(0.47)
Total Operations	$1.07	$1.17	$1.08	$0.57	$0.25

Distributions:
Distributions from Net Investment Income	$(0.74)	$(0.75)	$(0.73)	$(0.73)	$(0.72)
Distributions from Net Realized Capital Gains	$(0.26)	$(0.18)	$0.00	$0.00	$0.00
Total Distributions	$(1.00)	$(0.93)	$(0.73)	$(0.73)	$(0.72)

Net Asset Value at End of Period	$15.71	$15.64	$15.40	$15.05	$15.21

Total Return(a)	7.07%	7.89%	7.42%	3.92%	1.65%

Net Assets End of Period (Millions)	$52.41	$52.93	$57.60	$54.67	$51.61

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.68%	4.80%	4.83%	4.89%	4.70%
Average Net Assets after Waiver	4.69%	4.83%	4.85%

Portfolio Turnover Rate	20.09%	12.59%	17.73%	14.71%	31.83%

(a)  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)  In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.27% and 0.28%, respectively.  (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period for the Johnson Enhanced Return Fund:

	Period Ended December 31
	2009	2008	2007	2006	2005*

Net Asset Value Beginning of Period	$9.00	$15.03	$16.20	$15.00	$0.00

Operations:
Net Investment Income	$0.28	$0.50	$0.78	$0.51	$0.00
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	$2.61	$(6.03)	$0.14	$1.80	$0.00
Total Operations	$2.89	$(5.53)	$0.92	$2.31	$0.00

Distributions:
Distributions from Net Investment Income	$(0.28)	$(0.50)	$(0.76)	$(0.53)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$(1.33)	$(0.58)	$0.00
Total Distributions	$(0.28)	$(0.50)	$(2.09)	$(1.11)	$0.00

Net Asset Value at End of Period	$11.61	$9.00	$15.03	$16.20	$15.00

Total Return(a)	32.65%	(37.58%)	5.66%	15.59%	0.00%

Net Assets End of Period (Millions)	$42.65	$37.32	$54.62	$52.36	$0.98

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.13%	3.40%	4.00%	4.08%	0.00%
Average Net Assets after Waiver	2.78%	4.05%	4.65%	4.73%	0.00%

Portfolio Turnover Rate	42.04%	35.06%	37.32%	17.30%	0.00%

*  Commencement Date December 30, 2005

(a)  Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)  In 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.27% and 0.28%, respectively.  (See accompanying note #4)

The accompanying notes are an integral part of these financial statements.

21

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.  The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.  The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Security Valuation and Transactions:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. Government Securities. U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in level 1 or level 2 of the fair value hierarchy.

Derivative Instruments. Listed derivatives, including futures contracts, that are actively traded are valued based on quoted prices from the exchange and are categorized in level 2 of the fair value hierarchy.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2009:

JIC Institutional Bond Fund I	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$28,449,450	$	---	$28,449,450
U.S. Agency Obligations		---	17,681,186		---	17,681,186
U.S. Treasury Obligations		---	6,045,199		---	6,045,199
Municipal Bonds		---	1,248,119		---	1,248,119
Money Market Fund		894,643	---		---	894,643
Total		$894,643	$53,423,954	$	---	54,318,597

JIC Institutional Bond Fund II	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$28,604,083	$	---	$28,604,083
U.S. Agency Obligations		---	16,805,058		---	16,805,058
U.S. Agency Obligations		---	6,755,654		---	6,755,653
Sovereign Bonds		---	1,071,708		---	1,071,708
Money Market Fund		883,130	---		---	883,130
Total		$883,130	$53,236,503	$	---	54,119,633

22

JIC Institutional Bond Fund III	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$28,700,433	$	---	$28,700,433
U.S. Agency Obligations		---	16,293,648		---	16,293,648
U.S. Agency Obligations		---	4,301,909		---	4,301,909
Money Market Fund		2,490,760	---		---	2,490,760
Total		$2,490,760	$49,295,990	$	---	$51,786,750

Enhanced Return Fund	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$24,290,120	$	---	$24,290,120
U.S. Agency Obligations		---	9,653,495		---	9,653,495
U.S. Treasury Obligations		---	5,989,261		---	5,989,261
Municipal Bonds		---	379,992		---	379,992
Money Market Fund		2,335,993	---		---	2,335,993
Sub-Total		$2,335,993	$40,312,868			$42,648,861
Other Financial Instruments**			80,535			80,535
Total		$2,335,993	$40,393,403	$	---	$42,729,396

*See Schedule of Investments for industry classification.
**Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation on the contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value.  Therefore, no reconciliation of Level 3 Securities is included for this reporting  period.

3)  Summary of Significant Accounting Policies:

Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation.  The Enhanced Return Fund enters into S&P 500 Mini contracts four times a year, generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December).  The contracts are held until it is time to roll into the next contracts.  The average notional value for the year 2009 was $40,113,384 .  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statement of Assets and Liabilities, while the cumulative change in unrealized gain loss on futures contracts is reported separately within the Statement of Operations.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date.  A gain or loss is realized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold.  Realized gains/(losses) on futures contracts are reported separately within the Statement of Operations.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Balance of Net Due to Broker as of December 31, 2009:
Net variation margin payable on futures contracts as of December 31, 2009:	$437,190
Net Due to Broker:	$437,190

As of December 31, 2009, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:
As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006.

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.  The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.  For the year ended December 31, 2009, the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III had accumulated undistributed net investment income of $(769), $(219), and $(12,039), respectively, which were reclassified to accumulated undistributed net realized gain for permanent book to tax differences on losses on paydowns of mortgage backed securities.  The Enhanced Return Fund reclassified $7,290 of accumulated undistributed net realized gain to accumulated undistributed net investment income for permanent book to tax differences on gains on paydowns of mortgage backed securities.  The JIC Institutional Bond Fund II also redesignated distributions from net realized gains to distributions from net investment income of $12,346.  The JIC Institutional Bond Fund III also redesignated distributions from net investment income to distributions from net realized gains in the amount of $2,887.

23

Subsequent Events:
Management has evaluated subsequent events through February 26, 2010, the date the financial statements were issued.

4) Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III (the “JIC Institutional Bond Funds”) pays the Adviser a management fee at the annual rate of 0.29%, after the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly.  The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 0.35%, after the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2009 as indicated below.   The Adviser has agreed to waive a part of the management fee for the JIC Institutional Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.29%.  The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after December 31, 2010.  Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%.  The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2010.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.01%	0.29%	$150,652	$5,196
JIC Institutional Bond Fund II	0.30%	0.01%	0.29%	$149,282	$5,149
JIC Institutional Bond Fund III	0.30%	0.01%	0.29%	$142,976	$4,931
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$142,674	$264,966

At December 31, 2009, management fees payable amounted to $13,548, $13,546, $12,957 and $12,992 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III, and Johnson Enhanced Return Funds, respectively.

5)  Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser.  Total compensation for the Trustees as a group was $35,000 for the year ended December 31, 2009, which was paid by the Adviser, and as a group they received no additional compensation from the Trust.  The Trust consists of fourteen Funds:  Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund.  The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2009, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.  At December 31, 2009, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 74.14% of the Enhanced Return Fund, and the R. C. Archdiocese of Indianapolis owned in aggregate 25.86% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.  Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds.  These services are paid for by the Adviser.

6) Purchases and Sales of Securities:

For the period ended December 31, 2009, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$16,984,137	$13,455,124	$0	$1,610,195
JIC Institutional Bond Fund II	$12,670,118	$6,730,338	$934,791	$5,811,576
JIC Institutional Bond Fund III	$7,940,003	$7,787,444	$1,785,945	$5,381,336
Johnson Enhanced Return Fund	$19,940,486	$11,175,008	$0	$0

24

7)  Share Transactions:
As of December 31, 2009, there were an unlimited number of shares of beneficial interest authorized for each Fund.  Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form.  Redemptions are recorded at the net asset value  determined following receipt of a shareholder's written or telephone request in proper form.

Share Transactions for the Year January 1 – December 31, 2009:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	613,000	532,451	495,520	929,531
Shares Issued on Reinvestment of Dividends	0	33,270	54,604	114,711
Subtotal	613,000	565,721	550,124	1,044,242
Shares Redeemed	(576,722)	(593,617)	(597,249)	(1,518,007)
Net Increase/Decrease During Period	36,278	(27,896)	(47,125)	(473,765)
Shares Outstanding:
January 1, 2009 (Beginning of Period)	3,558,425	3,506,368	3,383,718	4,147,030
December 31, 2009 (End of Period)	3,594,703	3,478,472	3,336,593	3,673,265

8)  Security Transactions:
For Federal income tax purposes, the cost of investments owned on December 31, 2009 was the same as identified cost for the JIC Institutional Bond Funds.  The difference between book and tax for the Enhanced Return Fund is attributable to the deferral of losses on wash sales.  As of December 31, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$52,638,870	$1,764,395	$(84,668)	$1,679,727
JIC Institutional Bond Fund II	$51,960,236	$2,359,763	$(200,366)	$2,159,397
JIC Institutional Bond Fund III	$49,634,588	$2,344,171	$(192,009)	$2,152,162
Johnson Enhanced Return Fund	$41,846,539	$827,043	$(24,721)	$802,322

9)  Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)  Net Investment Income and Net Realized Capital Losses:

As of December 31, 2009, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($599,746) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013, ($16,113) expiring in 2014 and ($62,197) expiring in 2015.  During the year ended December 31, 2009, the JIC Institutional Bond Fund I utilized prior year capital loss carryovers in the amount of $196,245.  To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

During the year ended December 31, 2009, the JIC Institutional Bond Fund II utilized prior year capital loss carryovers in the amount of $256,042.

As of December 31, 2009, the Johnson Enhanced Return Fund had accumulated net realized capital loss carryovers of ($16,393,704) expiring in 2016. During the year ended December 31, 2009, the Johnson Enhanced Return Fund utilized prior year capital loss carryovers in the amount of $7,390,693.  To the extent that the Johnson Enhanced Return Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

11) Distributions to Shareholders:

JIC Institutional Bond Fund I
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$2,054,272	$2,325,786
Total distributions paid	$2,054,272	$2,325,786

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$26,020
Capital Loss Carryforward	(794,307)
Unrealized Appreciation	1,679,727
Total distributable earnings on a tax basis	$911,440

25

JIC Institutional Bond Fund II
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$2,310,669	$2,489,893
Net Realized Long-Term Capital Gain	511,652	0
Total distributions paid	$2,822,321	$2,489,893

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$16,195
Unrealized Appreciation	2,159,397
Total distributable earnings on a tax basis	$2,175,592

JIC Institutional Bond Fund III
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$2,337,573	$2,563,722
Net Realized Long-Term Capital Gain	803,680	509,812
Net Realized Short-Term Capital Gain	57,579	93,659
Total distributions paid	$3,198,832	$3,167,193

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$107,677
Undistributed Long-Term Capital Gain	74
Unrealized Appreciation	2,152,162
Total distributable earnings on a tax basis	$2,259,913

Johnson Enhanced Return Fund
The tax character of distributions paid is as follows:	2009	2008
Distributions paid from:
Ordinary Income	$1,134,177	$2,006,187
Total distributions paid	$1,134,177	$2,006,187

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$16,703
Capital Loss Carryforward	(16,3393,704)
Unrealized Appreciation	802,322
Total distributable earnings on a tax basis	$(15,574,679)

On January 27, 2010, the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid monthly income distributions of $0.049, $0.056 and $0.058, respectively to shareholders of record on January 26, 2010.

26

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2009 and held through December 31, 2009.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 – December 31, 2009
Actual	$1,000.00	$1,027.61	$1.48
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund II	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 – December 31, 2009
Actual	$1,000.00	$1,044.46	$1.49
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund III	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 – December 31, 2009
Actual	$1,000.00	$1,049.54	$1.50
Hypothetical	$1,000.00	$1,023.74	$1.48

Johnson Enhanced Return Fund	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 – December 31, 2009
Actual	$1,000.00	$1,252,54	$1.99
Hypothetical	$1,000.00	$1,023.44	$1.79
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).    For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.29%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

27

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge:  (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund (the “Funds”), four of the series constituting Johnson Mutual Funds Trust, as of December 31 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, of the Johnson Mutual Funds Trust, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 26, 2010

29

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below.  Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees.  Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.  The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (67) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
INDEPENDENT TRUSTEES
Ronald H. McSwain (67) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (80) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (67) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (44) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company from 2001 to 2005	14	None
OFFICERS
Dale H. Coates (51) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (45) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (43) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (38) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

30

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100   (800) 541-0170

Custodian
PNC Bank
4100 W. 150th Street
Cleveland, Ohio 44135

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio  44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio  45202

  This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

  Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, the code of ethics was not amended.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC.  The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2008	$ 86,000.00
FY 2009	$ 91,350.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2008	$ 0.00	$ 0.00
FY 2009	$ 0.00	$ 0.00

(c)	Tax Fees

	Registrant	Adviser

FY 2008	$ 17,000.00	$ 0.00
FY 2009	$ 22,000.00	$ 0.00

Nature of the services:  The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2008	$ 0.00	$ 0.00
FY 2009	$ 0.00	$ 0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit  services  were  pre-approved  by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)    During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

 (g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2008	$ 17,000.00	$ 0.00
FY 2009	$ 22,000.00	$ 0.00

(h)           Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of February 22, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Timothy E. Johnson
Timothy E. Johnson, President
Date March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Timothy E. Johnson
Timothy E. Johnson, President
Date March 10, 2010

By: /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 10, 2010